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                                                                  EXHIBIT 10.70

                     ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

     THIS ACCOUNTS RECEIVABLE PURCHASE AGREEMENT made as of the 27th day of February, 2002 by and among LAURUS MASTER FUND, LTD. ("Laurus"), VERTEX INTERACTIVE, INC., a New Jersey corporation ("Vertex"), DATA CONTROL SYSTEMS, INC., a New York corporation ("DCS"), RENAISSANCE SOFTWARE, INC., a Delaware corporation ("RSI") and POSITIVE DEVELOPMENTS, INC., a California corporation ("PDI"; and together with Vertex, RSI and DCS, each a "Company" and collectively, the "Companies").

                              W I T N E S S E T H:

     WHEREAS, Vertex is indebted to Laurus under the terms of a Convertible Note dated November 20, 2001 (as amended, modified and supplemented from time to time, the "Existing Note") and has entered into a Security Agreement with Laurus dated November 20, 2001 pursuant to which Vertex granted to Laurus a security interest in certain of Vertex's accounts receivable as collateral security for all of Vertex's, DCS' and RSI's obligations to Laurus (as amended, modified and supplemented from time to time, the "Vertex Security Agreement" and together with the Existing Note, collectively, the "Existing Vertex Agreements");

     WHEREAS, DCS entered into a Security Agreement with Laurus dated November 20, 2001 pursuant to which DCS granted to Laurus a security interest in certain of DCS' accounts receivable as collateral security for all of Vertex's, DCS' and RSI's obligations to Laurus (as amended, modified and supplemented from time to time, the "DCS Security Agreement");

     WHEREAS, RSI entered into a Security Agreement with Laurus dated November 20, 2001 pursuant to which RSI granted to Laurus a security interest in certain of RSI's accounts receivable as collateral security for all of Vertex's, DCS' and RSI's obligations to Laurus (as amended, modified and supplemented from time to time, the "RSI Security Agreement" and together with the Existing Vertex Agreements and DCS Security Agreement, collectively, the "Prior Agreements");

     WHEREAS, certain events of default have occurred under the Prior Agreements entitling Laurus to exercise its rights and remedies against the Companies, including, without limitation, acceleration of the Companies' obligations to Laurus;

     WHEREAS, each Company has requested that Laurus (a) forbear at this time from exercising its rights and remedies against the Companies based upon the occurrence of certain events of default under the Prior Agreements, (b) extend additional financial accommodations to the Companies, (c) convert each applicable Company's obligations to Laurus under the Prior Agreements to obligations owing by each Company to Lauras hereunder, (d) amend and restate the terms of the Prior Agreements such that the Prior Agreements shall be consolidated with and into this Agreement and (e) purchase from each of the respective Companies, from time to time, all of the right, title and interest of such Company in and to certain accounts receivable due to such Company from its customers; and

     WHEREAS, Laurus is willing to do so upon the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, to induce Laurus to enter into this Agreement and purchase such accounts receivable, and for other good valuable consideration, the receipt and sufficiency of




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which is hereby acknowledged, it is agreed as follows:

     1.   Tender of Accounts Receivable; Invoices.

          (a) Each Company will tender to Laurus all of the accounts receivable from its customers with respect to goods sold and delivered to, or services performed for, such customers by such Company (individually, an "Account Receivable," and, collectively, "Accounts Receivable") by delivering to Laurus or, at Laurus' direction, Laurus' designated servicing agent (such person or entity designated by Laurus as its servicing agent, the "Designated Agent") all of the invoices to be rendered to such customers. In each instance, invoices will be delivered promptly after the creation thereof. Laurus or the Designated Agent will forward all such invoices delivered to such Company's customers (without regard to whether such invoices are offered for purchase by Laurus), in accordance with Laurus' or the Designated Agent's standard procedures, together with a notice by such Company to its customers, in the form prescribed by Laurus (or the Designated Agent), of the assignment of payment of such invoices to Laurus.

          (b) Laurus and/or the Designated Agent will conduct such examination and verification of the invoices delivered to it, and such credit investigation of the account debtors, as it considers necessary or desirable, and will notify Vertex, as agent for the Companies, as to which of the individual Accounts Receivable tendered by such Company, if any, Laurus elects to purchase from such Company. Laurus shall have the absolute right, in the exercise of its commercially reasonable credit judgment exercised in good faith to reject any or all of the Accounts Receivable tendered to it by any Company, irrespective of whether or not Laurus has previously purchased Accounts Receivable from such Company or has purchased Accounts Receivable of any particular account debtor (individually, an "Account Debtor," and, collectively, "Account Debtors").

     2.   Purchase and Sale of Accounts Receivable.

          (a) Those Accounts Receivable which Laurus elects to purchase from each Company shall be listed in an Invoice Delivery Schedule, substantially in the form of Exhibit A (such form, together with any schedules and attachments thereto is hereinafter referred to as an "Invoice Schedule"), executed by the applicable Company and accepted by Laurus from time to time throughout the term of this Agreement. Upon acceptance by Laurus of an Invoice Schedule, the applicable Company shall be deemed to have sold, assigned, transferred, conveyed and delivered to Laurus, and Laurus shall be deemed to have purchased and received from such Company, all right, title and interest of such Company in and to the Accounts Receivable listed in such Invoice Schedule. Notwithstanding the foregoing, if any Company or Laurus fails to include in any Invoice Schedule a particular Account Receivable tendered by any Company to Laurus, but Lauras nonetheless makes an Initial Payment (as hereinafter defined) to any Company (or to Vertex, as agent for the Companies) for such Account Receivable, then Laurus shall be presumed conclusively to have purchased, and the applicable Company shall be presumed conclusively to have sold, such Account Receivable pursuant to this Agreement, and such Account Receivable shall be governed by the terms and conditions (including, without limitation, the applicable Company's representations and warranties to Laurus) of this Agreement. The Accounts Receivable which Laurus has purchased, either by its acceptance of an Invoice Schedule or by making an Initial Payment with respect thereto, are sometimes referred to herein as "Purchased Receivables." The initial payment to be made by Laurus (the "Initial Payment") may be in an amount up to 70% of the net amount of such Eligible Accounts Receivable ("Initial Payment Percentage"), such Initial Payment Percentage to be increased or decreased in the sole discretion of Laurus; provided, however, in the event any Company's dilution rate with respect to its Accounts Receivable exceeds 5%, Laurus shall have the right to


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reduce the Initial Payment Percentage by 1% for each 1% increase in the dilution rate. As used herein, "Eligible Accounts Receivable" shall mean those Accounts Receivable arising in ordinary course of the applicable Company's business which Laurus, in its sole credit judgement, deems to be an Eligible Account
Receivable; provided, no Accounts Receivable will be deemed to be an Eligible Account Receivable if 50% or more of the Accounts Receivable from the applicable Account Debtor are 90 days past due. As used herein, "net amount" shall mean the gross amount of Eligible Accounts Receivable less returns, discounts and allowances to customers. Without the consent of Laurus, in no event shall the aggregate outstanding amount of Initial Payments made by Laurus with respect to Purchased Receivables exceed the lesser of (i) $2,405,000("Capital Availability Amount") or (ii) or 70% of Eligible Accounts Receivable at such date.

          (b) In the event the aggregate outstanding amount of Initial Payments at any time exceeds the amount permitted by the last sentence of the foregoing clause "(a)" (such excess amount, an "Overadvance"), then any and all such Overadvances shall be due and payable on demand and shall be evidenced by the Convertible Note made by Vertex in favor of Laurus dated the date hereof.

          (c) On the date hereof, Laurus shall convert to Obligations hereunder the aggregate amount of all obligations owing to Laurus under the Prior Agreements (the "Existing Obligations") which as of the date hereof equal $2,000,000. The Existing Obligations so converted shall be deemed repaid in full on the date hereof and an Initial Payment in like amount shall be deemed made on the date hereof.

          (d) Upon acceptance of an Invoice Schedule, Laurus shall deliver to Vertex, as agent for the Companies, the amount of the Initial Payment specified in the Fee Schedule, a copy of which is attached as Exhibit B hereto and made a part hereof (the "Fee Schedule") with respect to the Accounts Receivable listed therein.

          (e) By its execution of each Invoice Schedule with respect to Accounts Receivable or acceptance (by Vertex as such Company's agent) of an Initial Payment with respect to an Account Receivable, each Company shall be deemed to represent, warrant and covenant to Laurus with respect to each such Purchased Receivable that:

               (i) Such Company is the sole owner of such Purchased Receivable and such Purchased Receivable has not previously been assigned or encumbered in any manner; such Company has the full power and authority to sell such Purchased Receivable and its sale to Laurus has been duly authorized by all necessary corporate action;

               (ii) The goods or services listed or referred to in the invoice related to such Purchased Receivable have been shipped or rendered to the Account Debtor, and the prices and terms of shipment set forth therein conform in all material respects to the terms of any related purchase order or agreement with the Account Debtor;

               (iii) The invoice representing such Purchased Receivable correctly sets forth the full purchase price of the goods or services covered thereby, and such amount is due and owing from the Account Debtor, subject to no set-offs, deductions, disputes, contingencies or counterclaims against such Company or the invoice, and payment thereof is not contingent upon fulfillment of any obligation other than delivery of the goods or services referred to in such invoice; and


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               (iv) Upon acceptance of the Invoice Schedule related thereto and payment of the Initial Payment with respect thereto, Laurus shall be vested with all right, title and interest in and to such Purchased Receivable, including all proceeds thereof, rights of stoppage in transit and rights of return, contract rights and rights under policies of insurance.

          (f) If any Purchased Receivable is not paid by the Account Debtor within 90 days after the date that such Purchased Receivable was invoiced, or if any Account Debtor asserts at any time any deduction, dispute, contingency, set-off, or counterclaim with respect to any Purchased Receivable, the Companies shall jointly and severally reimburse Laurus on demand for the amount of the Initial Payment with respect to any Purchased Receivable. Each Company shall be obligated to pay (and Laurus shall have the right to retain) the fee set forth on Exhibit B with respect to such Purchased Receivable even if such Company is required to reimburse Laurus for such Purchased Receivable.

     3. Conditions Precedent. Laurus shall not be obligated to purchase, or at any time to continue to purchase, any Accounts Receivable from any Company until each of the following conditions shall have been satisfied:

          (a) Laurus shall have filed Uniform Commercial Code financing statements with the appropriate filing officer or officers in each jurisdiction where, in the opinion of Laurus, such filing is necessary or desirable to perfect the security interests granted herein;

          (b) The Companies shall have delivered to Laurus an opinion of counsel to the Companies reasonably acceptable to Laurus, in form and substance satisfactory to Laurus, covering such legal matters as Laurus and its counsel shall reasonably request;

          (c) All security interests and liens covering the Collateral shall have been released or otherwise terminated and/or subordinated in a manner satisfactory to Laurus and its counsel;

          (d) Each Company shall have executed and delivered to Laurus an Internal Revenue Service Form 8821 authorizing Laurus to inspect and/or receive all information regarding all of such Company's taxes for all periods; and

          (e) Each Company shall have executed and/or delivered to Laurus all other documents, agreements, instruments, certificates and opinion letters as shall be required by Laurus in connection with the transactions contemplated by this Agreement.

     4. Collection of Accounts Receivable.

          (a) Commencing on the date of this Agreement, Laurus or the Designated Agent, as applicable, shall administer the collection of all Accounts Receivable originated by each Company. Following identification of payments and application to the related invoices, payments received with respect to Accounts Receivable, net of the administration fee of the Designated Agent as set forth in an Accounts Receivable Management Agreement dated as of the date hereof (as amended, modified and supplemented from time to time) and any amounts due with respect to Purchased Receivables, shall be remitted to Vertex, as agent for the Companies, by Laurus (or the Designated Agent) at weekly intervals (or such other intervals to which the Companies and Laurus may agree from time to time).

          (b) Laurus shall have the right of endorsement on all payments received in


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connection with each Account Receivable and each Company hereby appoints Laurus the attorney-in-fact and agent of such Company for this purpose, which appointment is coupled with an interest and is irrevocable during the term of this Agreement.

          (c) Neither Laurus nor the Designated Agent shall have any liability to any Company for any mistake in the application of any payment received by it with respect to any Account Receivable, so long as it acts in good faith and without gross negligence.

     5. Administration of Purchased Receivables. For administrative convenience, all requests by Vertex, as agent for the Companies, for an Initial Payment shall be made on the first business day of each week. Laurus will pay to Vertex, as agent for the Companies, not more often than once per week, an amount equal to the excess, if any, of (i) the aggregate amount collected by Laurus during the immediately preceding week with respect to Purchased Receivables, less (ii) the sum of (A) the aggregate Initial Payments made by Laurus with respect to such Purchased Receivables, (B) the fees earned by Laurus with respect to such Purchased Receivables, (C) the aggregate amount theretofore paid by Laurus (in excess of the amounts specified in clauses (ii)(A) and (ii)(B)) with respect to such Purchased Receivables, if any, and (D) any amounts due pursuant to Sections 8 and 10 below which have not theretofore been paid.

     6. Cross-Collateralization. If a Default (as defined in Section 11 below) shall have occurred and be continuing, in addition to Laurus' rights and remedies under Section 11 below, Laurus shall have the right, which may be exercised in its sole and absolute discretion at any time and from time to time during the continuance of such Default, to apply all amounts collected with respect to Accounts Receivable as follows, before any payment from such collections shall be made to any Company: (i) against the unreimbursed balance of the Initial Payments and any Overadvances made by Laurus to the Companies;
(ii) to the payment of all fees accrued with respect to Accounts Receivable purchased by Laurus from the Companies, whether or not such fees have become due and payable pursuant to the terms of this Agreement; and (iii) to the payment of any and all other liabilities and obligations of each Company to Laurus pursuant to this Agreement and any other agreement entered into between Laurus and any Company, including, without limitation, the Accounts Receivable Management Agreement, dated as of the date hereof among the Companies, Laurus and Access Capital, Inc. (the "Transaction Documents"). For purposes of this Section 6, "Company" means and includes each person named as a Company in the preamble to this Agreement and any parent, subsidiary, controlling person or other affiliate.

     7. Collection of Accounts Receivable.

          (a) Each Company will instruct all Account Debtors obligated with respect to its Accounts Receivable to mail or deliver payments on such Accounts Receivable directly to Laurus at its address set forth at the end of this Agreement or to such other address that Laurus may specify in a written notice to the Company. Such instructions shall not be rescinded or modified without Laurus' prior written consent. If, despite such instructions, any Company shall receive any payments with respect to any Accounts Receivable purchased by Laurus, it shall receive such payments in trust for the benefit of Laurus, shall segregate such payments from its other funds, and shall deliver or cause to be delivered to Laurus, in the same form as so received with all necessary endorsements, all such payments received as soon as practicable, but in no event later than five business days after the receipt thereof by such Company. The Companies shall jointly and severally pay Laurus or, as applicable, the Designated Agent, fifteen percent (15%) of the amount of any payment on account of Purchased Receivables which has been received by any Company and not delivered in kind to Laurus no later than five business days following receipt by such Company.


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          (b) Laurus shall have the full power and authority to collect each
Account Receivable, and may, in its sole discretion, settle, compromise, or assign (in whole or in part) the claim for any of the Accounts Receivable, or otherwise exercise any other right now existing or hereafter arising with respect to any of the Accounts Receivable, if such action will facilitate collection. The amount of any reduction resulting from any such settlement, compromise, assignment or other collection action shall reduce the balance otherwise due to the Companies hereunder. Each Company acknowledges and agrees that Laurus shall have the sole and exclusive right to commence legal action to collect any Account Receivable; provided, however, Laurus shall only exercise such right to commence such legal action to the extent the Companies fail to cause such Account to be collected or otherwise reimburse Laurus for the full face amount of such Account within 7 days following notice by Laurus to Vertex of Laurus' intention to commence any such legal action; provided, further, Laurus shall have the right at any time to commence any such legal action following the occurrence and during the continuance of a Default.

     8. Payment of Expenses and Taxes; Indemnification. Each Company will jointly and severally (a) pay or reimburse Laurus for all of Laurus' out-of-pocket costs and expenses incurred in connection with the preparation and execution of, and any amendment, supplement or modification to, the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel to Laurus (whether or not such counsel is affiliated with Laurus), (b) pay or reimburse Laurus for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under the Transaction Documents, and the verification of the Accounts Receivable and the credit worthiness of the account debtors, including, without limitation, fees and disbursements of counsel to Laurus (whether or not such counsel is affiliated with Laurus) and any collateral evaluation (e.g. field examinations, collateral analysis or other business analysis) performed by Laurus or for its benefit as Laurus deems necessary; (c) pay, indemnify, and hold Laurus harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from, any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement of modification of, or any waiver or consent under or in respect of, the Transaction Documents; (d) pay, indemnify, and hold Laurus harmless from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, whether threatened, pending or determined (including attomeys' fees and court costs now or hereafter arising from the enforcement of this clause), (1) with respect to the execution, delivery, enforcement and performance of the Transaction Documents, including, without limitation, the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any collateral, or (2) arising directly or indirectly from the activities of any Company or any subsidiary, its predecessors in interest, or third parties with whom any Company or any subsidiary has a contractual relationship, or arising directly or indirectly from the violation of any environmental protection, health, or safety law, whether such claims are asserted by any governmental agency or any other person or entity, or (3) arising by virtue of or in connection with any representation or warranty by any Company being untrue as of the date made or any agreement or covenant by any Company not being performed as and when required hereunder (all of the foregoing, collectively, the "indemnified liabilities"); provided, that no Company shall have any obligation hereunder to Laurus with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of Laurus, (ii) salaries and other amounts payable by Laurus to its employees in the ordinary course of business (other than for legal fees specifically billed with respect to a particular matter to which the foregoing relates) or (iii) expenses incurred by Laurus (other than those specifically


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enumerated above) in the ordinary course of business in connection with the performance of its obligations hereunder. To the extent that Laurus shall incur costs or expenses, or shall provide amounts to any Company in excess of amounts otherwise delivered hereunder as Initial Payments, all such amounts shall bear interest at a monthly rate equal to 2% of the amounts so provided, for each month or portion thereof as such amounts shall be outstanding. The agreements in this Section 8 shall survive the termination of this Agreement.

     9. Term.

          (a) This Agreement shall be effective for a period commencing on the date hereof and continuing until the close of business on the third anniversary of the date hereof (the "Initial Term"). At the expiration of the Initial Term, this Agreement shall be deemed to be automatically renewed for an additional period equal to the Initial Term and thereafter to be automatically renewed for succeeding terms of equal length at the end of the first and each succeeding renewal term, unless Vertex, as agent for the Companies, shall deliver written notice of cancellation to Laurus not earlier than 40 days and not later than 60 days prior to the expiration date of the Initial Term or any succeeding renewal term.

          (b) The representations, warranties and covenants of each Company and the remedies of Laurus for a breach of such representations, warranties and/or covenants, shall survive the termination of this Agreement, and such termination shall not affect the rights of Laurus to enforce its remedies under the Transaction Documents against any Company or against any collateral after a default by any Company.

     10. Facility Fee.

          The Companies shall jointly and severally pay to Laurus simultaneous with the execution of this Agreement, as well as on each anniversary date, a facility fee in an amount equal to 2% of the Capital Availability Amount, except that with respect to such payment on the date hereof such amount shall be 1% of the amount of the Existing Obligations and 2% on the amount in excess of the Existing Obligations.

     11. Defaults; Remedies. If any of the following events (each herein referred to as a "Default") shall occur:

          (a) Any material representation, warranty or covenant made by any Company in any of the Transaction Documents shall prove to have been incorrect, incomplete or misleading on or as of the date made or deemed made; or

          (b) Any Company shall fail to perform or observe any material term, covenant or agreement contained in any Transaction Document and such failure shall continue for a period of five (5) days after written notice thereof from Laurus shall have been received by Vertex, as agent for the Companies; or

          (c) Laurus shall reasonably believe that any Company is failing to tender all of its Accounts Receivable to Laurus for purchase pursuant to Section 1 of this Agreement; or any company shall have failed to tender Accounts Receivable to Laurus for purchase for a period of ten (10) or more consecutive business days; or

          (d) Any Company shall instruct any Account Debtor to mail or deliver payment on Accounts Receivable to such Company or to any person or entity other than Laurus or, at Laurus' direction, the Designated Agent, or deposit any check from an Account Debtor for

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payment of an Accounts Receivable in violation of Section 7(a) hereof; or

          (e) There shall be any change in the controlling ownership of any Company, except with respect to shares of Vertex's Common Stock issued to current shareholders of Plus Solutions, Ltd.; or

          (f) Any Company (i) except as set forth in Vertex's Quarterly Report filed with the Securities and Exchange Commission on February 20, 2002, shall generally not pay, or shall be unable to pay, or shall admit in writing its inability to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, or (v) shall take any corporate action indicating its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (vi) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged then, in any of the foregoing events (a) through (f) above, Laurus, without notice to any Company, may exercise all of the rights provided in Section 6 and, by notice to Vertex, as agent for the Companies, may: (i) declare the Facility Fee, Laurus' accrued fees with respect to the Purchased Receivables (calculated as provided in the Fee Schedule as if all Purchased Receivables had been paid in full on the date of such declaration) and all other amounts payable under the Transaction Documents to be forthwith due and payable, whereupon the Facility Fee and all such other amounts shall become and be forthwith due and payable, without demand, protest, or further notice of any kind, all of which are hereby expressly waived by each Company; or (ii) declare that its obligation to purchase and/or administer Accounts Receivable pursuant to this Agreement is terminated, whereupon such obligation or obligations shall forthwith terminate; or (iii) both. Laurus may terminate its obligation to purchase additional Accounts Receivable pursuant to this Agreement without terminating this Agreement or its right to administer Accounts Receivable pursuant to the terms hereof. Each Company and Laurus acknowledge that the actual damages that would be incurred by Laurus after the occurrence of a Default would be difficult to quantify and that each Company and Laurus have agreed that the fees and obligations set forth in this paragraph and in this Agreement would constitute fair and appropriate liquidated damages in the event of any such termination.

     12. Security Interest.

          (a) Each Company hereby grants Laurus a security interest (the "Security Interest") in all of the following property now owned or at any time hereafter acquired by it, or in which it now has or at any time in the future may acquire any right, title or interest (the "Collateral"): all accounts whether or not purchased by Laurus pursuant to this Agreement, all other personal property and fixtures of such Company, including, without limitation, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and software), chattel paper (whether tangible or electronic), supporting obligations, investment property, letter of credit rights, trademarks and tradestyles in which such Company now has or hereafter may acquire any right, title or interest and the proceeds and products thereof (including without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto

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or therefor, all rights of such Company pursuant to this Agreement, and all contract rights and other general intangibles related to the Accounts Receivable and associated therewith and the proceeds and products thereof (including without limitation proceeds of insurance) and all additions, accessions and substitutions thereto or therefor. Terms used in the foregoing language of this Section which are defined in the Uniform Commercial Code as enacted and in effect from time to time in the State of New York (the "Code") are used as so defined in the Code.

          (b) This Security Interest shall secure any and all obligations and liabilities of each Company under any and all of the Transaction Documents, whether such liabilities and obligations be direct or indirect, absolute or contingent, secured or unsecured, now existing or hereafter arising or acquired, due or to become due (the "Obligations").

          (c) Each Company will do all lawful acts which Laurus deems necessary or desirable to protect the Security Interest or otherwise to carry out the provisions of this Agreement, including, but not limited to, the execution of all documents, instruments and agreements in form satisfactory to Laurus and will promptly pay on demand any filing fees or other costs in connection with the filing or recordation of any and all Uniform Commercial Code financing, continuation, amendment and termination statements and similar instruments. Each Company irrevocably appoints Laurus as its attorney-in-fact during the term of this Agreement, to do all acts which it may be required to do in connection with the creation and perfection of its security interest under this Agreement, such appointment being deemed to be a power coupled with an interest.

          (d) Each Company warrants that (i) its principal place of business, chief executive office and the place where the records concerning its accounts and contract rights are located at the address set forth herein and (ii) it is duly organized in the State of (1) New Jersey, in the case of Vertex, with an organization identification number of 9117766000 (2) New York, in the case of DCS, which is a state in which an organization identification number is not so assigned, (3) Delaware, in the case of RSI, with an organization identification number of 2813888 (4) California, in the case of PDI, with an organization identification number of C1811921. None of the Accounts Receivable is evidenced by a promissory note or other instrument. No Company shall reincorporate itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof. Each Company will keep its principal place of business and chief executive office and the office where it keeps its records concerning its accounts and contract rights at the location therefor specified in the previous sentence or, upon 30 days' prior written notice to Laurus, at any other locations in a jurisdiction where all actions required by this Section 4 shall have been taken with respect to the Collateral. Each Company will hold and preserve its records concerning its accounts and contract rights and will permit representatives of Laurus at any time during normal business hours to inspect and make abstracts from such records.

          (e) Each Company warrants that it has title to the Collateral purportedly owned by it and that there are no sums owed or claims, liens, security interests or other encumbrances (collectively, "Liens") against the Collateral other than Permitted Liens (as hereafter defined). Each Company will notify Laurus of any Liens against the Collateral, will defend the Collateral against any Liens adverse to Laurus, and will not create, incur, assume, or suffer to exist now or at any time throughout the duration of the term of this Agreement, any Liens against the Collateral, whether now owned or hereafter acquired, except liens in favor of Laurus and Permitted Liens. The term Permitted Liens means Liens in the Collateral in favor of (a) MidMark Investments, Inc., the lien priorities with respect to which are governed by the terms of an Intercreditor Agreement dated as of the date hereof and (b) Pitney Bowes, Inc., the lien priorities with respect to which are governed by the terms of an Intercreditor Agreement dated as of the date hereof, as each such agreement may be amended, modified and supplemented from time to time.

          (f) Each Company authorizes Laurus to file one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Laurus may file a photographic or other reproduction of this Agreement in lieu of a financing or continuation statement in any filing office where it is permissible to do so.

          (g) Each Company irrevocably appoints Laurus as its attorney-in-fact (which power of attorney is coupled with an interest) and proxy, with full authority in the place and stead of such Company and in its name or otherwise, from time to time in Laurus' discretion, to take any action or execute any instrument which Laurus may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (i) to obtain and adjust insurance required to be paid to Laurus pursuant to this Agreement; (ii) to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iii) to receive, endorse, and collect any checks, drafts or other instruments, documents, and chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign such Company's name on any invoice or bill of lading relating to any account, on drafts against customers, on schedules and assignments of accounts, on notices of assignment, financing statements and other public records, on verification of accounts and on notices to customers (including notices directing customers to make payment directly to Laurus); (v) if a Default has occurred and is continuing if required in the reasonable judgement of Laurus, to notify the postal authorities to change the address for delivery of its mail to an address designated by Laurus, to receive, open (in the presence of an officer of Vertex if reasonably practicable in light of the then existing circumstances) and process all mail addressed to such Company (and to make reasonable provisions to allow the Company to receive its mail after review by Laurus), to send requests for verification of accounts to customers; and (vi) to file any claims or take any action or institute any proceedings which Laurus may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Laurus with respect to any of the Collateral. Each Company ratifies and approves all acts of said attorney; and so long as the attorney acts in good faith and without gross negligence it shall have no liability to any Company for any act or omission as such attorney.

          (h) if any Company fails to perform any agreement contained herein, Laurus may itself perform, or cause performance of, such agreement or obligation, and the costs and expenses of Laurus incurred in connection therewith shall be jointly and severally payable by the Companies and shall be fully secured hereby.

          (i) The powers conferred on Laurus hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon Laurus to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Laurus shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          (j) Anything herein to the contrary notwithstanding, (i) each Company shall remain liable under any contracts and agreements relating to the Collateral, to the extent set forth therein, to perform all of its obligations thereunder, to the same extent as if this Agreement had not been executed; (ii) the exercise by Laurus of any of its rights hereunder shall not release any Company from any of its obligations under the contracts and agreements relating to the Collateral; and (iii) Laurus shall not have any obligation or liability by reason of this Agreement under any contracts and agreements relating to the Collateral, nor shall Laurus be obligated to perform any of the obligations or duties of the any Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          (k) In recognition of Laurus' right to have its attorneys' fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all liabilities and obligations of the Companies to Laurus under the Transaction Documents, Laurus shall not be required to record any terminations or satisfactions of any of any of Laurus' liens on the Collateral unless and until each Company has executed and delivered to Laurus a general release in a form reasonably satisfactory to Laurus.

          (l) If any Default shall have occurred and be continuing:

               (i) Laurus may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and also may (1) require each Company to, and each Company hereby agrees that it will at its expense and upon request of Laurus forthwith, assemble all or part of the Collateral as directed by Laurus and make it available to Laurus at a place to be designated by Laurus which is reasonably convenient to both parties and (2) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Laurus' offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Laurus may deem commercially reasonable. Each Company agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Vertex, as agent for the Companies, of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Laurus shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Laurus may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (ii) Any cash held by Laurus as Collateral and all cash proceeds received by Laurus in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Laurus, be held by Laurus as Collateral for, and/or then or any time thereafter be applied in whole or in part by Laurus against, all or any part of the Obligations in such order as Laurus shall elect. Any surplus of such cash or cash proceeds held by Laurus and remaining after payment in full of all the Obligations shall be paid over to the applicable Company or to whomsoever may be lawfully entitled to receive such surplus.

               (iii) Laurus may exercise any and all rights and remedies of any and all Companies under or in connection with the Collateral, including, without limitation, any and all rights of each Company to demand or otherwise require payment of any amount under, or performance of any provision of, any account, contract or agreement.

               (iv) All payments received by any and all Companies under or in connection with the Collateral shall be received in trust for the benefit of Laurus, shall be segregated from other funds of the applicable Company and shall be forthwith paid over to Laurus in the same form as so received (with any necessary endorsement).

     13. Notices. All notices and other communications hereunder and under any other Transaction Document (unless otherwise specified in such Transaction Document) shall be deemed given when personally delivered, sent by a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, or sent by telegram, telex or telefax (provided, however, that notices given by telegram, telex or telefax shall be deemed given when dispatched by telegram, telex or telefax, as the case may be, and confirmation of error-free receipt is received) and if to a party hereto addressed as set forth beneath its name at the foot hereof unless a party shall give notice in writing of a different address or telefax number in the manner provided herein.

     14, Amendments. Etc. No amendment, modification, termination, or waiver of any provision of any Transaction Document to which any Company is a party, nor consent to any departure by any Company from any Transaction Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by Laurus and Vertex, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     15. No Waiver. No course of dealing between Laurus and any Company, nor any failure or delay on the part of Laurus in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided in the Transaction Documents are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

     16. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Company and Laurus and their respective successors and assigns, except that no Company may assign or transfer any of its rights under any Transaction Document to which it is a party without the prior written consent of Laurus.

     17. Integration. This Agreement and the other Transaction Documents contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

     18. Severability of Provisions. Any provision of any Transaction Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Transaction Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     19. Additional Reports. In the event that at any time after the expiration of the term of this Agreement (as the same may be extended or modified, or terminated following the occurrence of a default), any Company or any successor or assignee of any Company, shall request additional information from Laurus including, without limitation, account reports, collections advice for previously concluded transactions or information for such Company's accounting records, such information shall be supplied by Laurus to such Company if available, and such Company shall pay Laurus based on the time spent by Laurus personnel in the preparation of such information for such Company, and for the disbursements incurred by Laurus in connection therewith, at the hourly rates established by Laurus for the consulting services of its personnel.

     20. Amendment and Restatement. As of the date hereof, the terms and provisions of the Prior Agreements shall be deemed and hereby are amended and restated in their entirety and the Prior Agreements shall be and hereby are consolidated with and into and superceded by this Agreement; provided, however, nothing contained in this Agreement shall impair or affect in any manner whatsoever the liens and security interests heretofore granted to Laurus under the Prior Agreements.

     21. Joint and Several Arrangement.

          (a) Each Company hereby irrevocably designates Vertex to be its attorney and agent and in such capacity to request Initial Payments, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assurances now or hereafter required hereunder, on behalf of each Company, and hereby authorizes Laurus to pay over or credit all proceeds of such Initial Payments and other amounts due to any Company hereunder in accordance with the request of Vertex.

          (b) The handling of the accounts receivable purchase arrangement contemplated hereby with Vertex as the agent for the Companies in the manner set forth in this Agreement is solely as an accommodation to the Companies and at their request. Neither Laurus nor the Designated Agent shall incur any liability to any Company as a result thereof. To induce Laurus to enter into this Agreement and in consideration thereof, each Company, jointly and severally, hereby indemnifies Laurus and the Designated Agent and holds Laurus and the Designated Agent harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Laurus or the Designated Agent by any person or entity arising from or incurred by reason of the handling of the transactions contemplated hereby as provided herein, reliance by Laurus and/or the Designated Agent on any request or instruction from Vertex or any other action taken by Laurus or the Designated Agent in accordance with the terms of this Agreement and applicable law, except to the extent due to the willful misconduct or gross (not mere) negligence of the indemnified party.

          (c) All Obligations shall be joint and several (whether or not expressly stated herein), and each Company shall make payment upon the maturity of the Obligations, by acceleration or otherwise, and such obligation and liability on the part of each Company shall in no way be affected by any extensions, renewals and forbearance granted by Laurus to any Company, failure of Laurus to give any Company any notice, any failure of Laurus to pursue or preserve its rights against any Company, the release by Laurus of any Collateral now or thereafter acquired from any Company, and such agreement by each Company to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Laurus to any other Company or any Collateral for such Company's Obligations or the lack thereof.

          (d) Each Company expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Company may now or hereafter have against any other Company or other person or entity directly or contingently liable for the Obligations, or against or with respect to any other Company's property (including, without limitation, any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement, until all Obligations have been paid in full in cash and this Agreement has been irrevocably terminated

          (e) Each Company represents and warrants to Laurus that (i) the Companies have one or more common shareholders, directors and officers, (ii) the businesses and corporate activities of the other Companies are closely related to, and substantially benefit, the business and corporate activities of such Company, (iii) the financial and other operations of the Companies are performed on a combined basis as if the Companies constituted a consolidated corporate group, (iv) such Company will receive a substantial economic benefit from entering into this Agreement and will receive a substantial economic benefit from the application of each Initial Payment hereunder, in each case, whether or not such amount is used directly by such Company and (v) all requests for Initial Payments hereunder by Vertex are for the exclusive and indivisible benefit of each Company as though, for purposes of this Agreement, the Companies constituted a single entity.

     22. Headings. Section headings in the Transaction Documents are included in such Transaction Documents for the convenience of reference only and shall not constitute a part of the applicable Transaction Documents for any other purpose.

     23. CONSENT TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT, AFTER ALL APPROPRIATE APPEALS, SHALL BE CONCLUSIVE AND BINDING UPON IT. NOTHING CONTAINED HEREIN SHALL LIMIT IN ANY MANNER WHATSOEVER LAURUS' RIGHT TO LITIGATE ANY AND ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT IN ANY OTHER COURTS AS LAURUS MAY SELECT, WHICH SUCH COURTS ARE CONVENIENT FORUMS AND THE UNDERSIGNED SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS.

     24. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     25. JURY TRIAL WAIVER. THE PARTIES HERETO DO HEREBY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT.

     26. COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, ALL OF WHICH SHALL CONSTITUTE ONE AND THE SAME AGREEMENT, AND ANY PARTY HERETO MAY EXECUTE THIS AGREEMENT BY SIGNING ONE OR MORE COUNTERPARTS.

                      [SIGNATURE LINES OF FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

LAURUS MASTER FUND, LTD.                  VERTEX INTERACTIVE, INC.


By: [Signature Illegible]                     By:
    -----------------------------------       ----------------------------------
Name:                                     Name:
Title:                                    Title:

Address for Notices:                      Address for Notices:

152 West 57th Street                      22 Audrey Place
New York, New York 10019                  Fairfield, New Jersey 07004
Attn: David Grin                          Attn:_________________________________
Telephone Number: (212) 541-5800          Telephone Number:_____________________
Telefax Number: (212) 541-4434            Telefax Number:_______________________


DATA CONTROL SYSTEMS, INC.                RENAISSANCE SOFTWARE, INC.


By:                                       By:
    -----------------------------------       ----------------------------------
Name:                                     Name:
Title:                                    Title:

Address for Notices:                      Address for Notices:

3619 Kennedy Road                         1983 Marcus Avenue, Suite 125
South Plainfield, New Jersey 07080-1801   Lake Success, New York 11042
Attn:__________________________________   Attn:_________________________________
Telephone Number:______________________   Telephone Number:_____________________
Telefax Number:________________________   Telefax Number:_______________________


POSITIVE DEVELOPMENTS, INC.


By:
    -----------------------------------
Name:
Title:

Address for Notices:

Attn:__________________________________
Telephone Number:______________________
Telefax Number:________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

LAURUS MASTER FUND, LTD.                  VERTEX INTERACTIVE, INC.


By:                                       By:    N. Toms
    -----------------------------------       ----------------------------------
Name:                                     Name:  N. Toms
Title:                                    Title: CEO

Address for Notices:                      Address for Notices:

152 West 57th Street                      22 Audrey Place
New York, New York 10019                  Fairfield, New Jersey 07004
Attn: David Grin                          Attn:_________________________________
Telephone Number: (212) 541-5800          Telephone Number:_____________________
Telefax Number: (212) 541-4434            Telefax Number:_______________________


DATA CONTROL SYSTEMS, INC.                RENAISSANCE SOFTWARE, INC.


By:    N. Toms                           By:     N. Toms
    -----------------------------------       ----------------------------------
Name:  N. Toms                            Name:  N. Toms
Title: CEO                                Title: CEO

Address for Notices:                      Address for Notices:

3619 Kennedy Road                         1983 Marcus Avenue, Suite 125
South Plainfield, New Jersey 07080-1801   Lake Success, New York 11042
Attn:__________________________________   Attn:_________________________________
Telephone Number:______________________   Telephone Number:_____________________
Telefax Number:________________________   Telefax Number:_______________________


POSITIVE DEVELOPMENTS, INC.


By:    N. Toms
    -----------------------------------
Name:  N. Toms
Title: CEO

Address for Notices:

Attn:__________________________________
Telephone Number:______________________
Telefax Number:________________________

                                                                       EXHIBIT A

                            INVOICE DELIVERY SCHEDULE

                                                       Bulk #:__________________

                                                       Invoice #:_______________

Aggregate Amount of Invoices: $_______________

Initial Payment: $____________________________

Date:___________ 2002

     Pursuant to the terms and conditions of the Accounts Receivable Purchase Agreement in effect by and among the Company (as named below), the other Companies named therein and Laurus Master Fund, Ltd. ("Laurus"), the Company (named below) hereby sells to Laurus, and Laurus hereby purchases from such Company, the accounts receivable of such Company set forth on Schedule A attached hereto and made a part hereof. Reference is made to the Accounts Receivable Purchase Agreement among the parties, the terms and conditions of which are incorporated herein by this reference.

Name of Company:                          Accepted:

_________________________________         LAURUS MASTER FUND, LTD.


By:                                       By:
    -----------------------------------       ----------------------------------
    Name:                                 Name:
    Title:                                Title:

                                                                       EXHIBIT B

                                  FEE SCHEDULE

          The fee earned by Laurus Master Fund, Ltd., for purchasing Accounts Receivable with an initial payment of 70% shall be an amount equal to 1-2/3% per month of the aggregate outstanding amount of initial payments until such time as the initial payments are collected in full. Such fee shall be payable not later than the last day of each month and upon termination of the foregoing Accounts Receivable Purchase Agreement, but in the ordinary course may be deducted from invoices as the same are collected or unpaid beyond the applicable eligibility date hereunder, Proceeds of collections shall be effectively credited to the outstanding balances on the fifth (5th) business day after its receipt.

Agreed to and Accepted:

VERTEX INTERACTIVE, INC.


By:    N. Toms
    -----------------------------------
Name:  N. Toms
Title: CEO


DATA CONTROL SYSTEMS, INC.


By:    N. Toms
    -----------------------------------
Name:  N. Toms
Title: CEO


RENAISSANCE SOFTWARE, INC.


By:    N. Toms
    -----------------------------------
Name:  N. Toms
Title: CEO


POSITIVE DEVELOPMENTS, INC.


By:    N. Toms
    ----------------------------------
Name:  N. Toms
Title: CEO

                             INTERCREDITOR AGREEMENT

     This Intercreditor Agreement (this "Agreement") dated as of February 26, 2002 among LAURUS MASTER FUND, LTD. ("Laurus"), VERTEX INTERACTIVE, INC. ("Vertex"), DATA CONTROL SYSTEMS, INC. ("DCS"), POSITIVE DEVELOPMENTS, INC., ("PDI"), RENAISSANCE SOFTWARE, INC. ("RSI" and together with Vertex, DCS and PDI, each a Company and collectively the "Companies"), MIDMARK INVESTMENTS, INC., AS AGENT for the NoteHolders ("MidMark") and the noteholders listed on Schedule A hereto (the "NoteHolders" and together with MidMark, collectively, the "MidMark Creditors").

                                   BACKGROUND

     As an inducement for Laurus to provide an accounts receivable purchase facility in favor of the Companies, the MidMark Creditors have agreed to enter into this Agreement to provide for the lien priorities of the Creditors (as hereafter defined) in certain of the assets of the Companies.

                                   AGREEMENTS

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.

          1.1. General Terms. For purposes of this Agreement, the following terms shall have the following meanings:

          "Accounts Receivable Purchase Agreement" shall mean the Accounts Receivable Purchase Agreement dated as of the date hereof among Company, DCS, RSI, PDI and Laurus, as the same may be amended, supplemented, modified or restated from time to time.

          "Accounts Receivable Purchase Agreements" shall mean, collectively, the Accounts Receivable Purchase Agreement and the other Documents, each as from time to time in effect.

          "Collateral" shall mean all of the property and interests in property, tangible or intangible, real or personal, now owned or hereafter acquired by any and all Companies in or upon which the applicable Creditor at any time has a Lien, and including, without limitation, all proceeds and products of such property and interests in property.

          "Companies" shall have the meaning set forth in the introductory paragraph to this Agreement and their respective successors and assigns.

          "Creditor Agreements" shall mean, collectively, the Accounts Receivable Purchase Agreements and the MidMark Agreements.

          "Creditors" shall mean, collectively, Laurus and the MidMark Creditors and their respective successors and assigns.

          "Documents" shall mean all documents, instruments and agreements at any time heretofore, now or at any time hereafter executed and/or delivered by any Company or any other Person to, with or in favor of Laurus in connection with the Accounts Receivable Purchase Agreement or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          "Laurus Obligations" shall mean all Obligations of any kind owed to Laurus from time to time under or pursuant to any of the Accounts Receivable Purchase Agreements including, without limitation, all principal, interest accruing thereon, charges, expenses, fees and other sums (including all interest, charges, expenses, fees and other sums accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any or all of the Companies) chargeable to any or all of the Companies by Laurus, and reimbursement, indemnity or other obligations due and payable to Laurus. Laurus Obligations shall continue to constitute Laurus Obligations, notwithstanding the fact that such Laurus Obligations or any claim for such Laurus Obligations is subordinated, avoided or disallowed under the federal Bankruptcy Code or other applicable law. Laurus Obligations shall also include any indebtedness of each Company incurred in connection with a refinancing of the Laurus Obligations under the Accounts Receivable Purchase Agreements if the terms and conditions of the agreements, documents and instruments related to such refinancing, taken as a whole, are not materially more onerous to the MidMark Creditors than those set forth in the Accounts Receivable Purchase Agreements, as in effect on the date hereof.

          "Laurus Senior Collateral" shall mean (i) all accounts receivable ("Accounts") of each Company and all remedies, guaranties, security and liens in respect of the Accounts, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (ii) all goods relating to or which by sale resulted in Accounts, including, without limitation, all returned, reclaimed or repossessed goods and (iii) all proceeds and products thereof.

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

          "MidMark" shall have the meaning set forth in the introductory paragraph of this Agreement.

          "MidMark Agreements" shall mean the Security and Collateral Agency Agreement dated November 1, 2001 among Vertex and the MidMark Creditors (the "Vertex Security Agreement"), the "Notes" and other documents referred to in the recitals to the Vertex Security Agreement and all agreements, documents and instruments at any time heretofore, now or at any time hereafter executed and/or delivered by any Company or any other Person to, with or in favor of the MidMark Creditors in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          "MidMark Creditors" shall have the meaning set forth in the introductory paragraph of this Agreement.

          "MidMark Obligations" sha11 mean all Obligations of any kind owed to any or all of the MidMark Creditors from time to time under or pursuant to any of the MidMark Agreements including, without limitation, all principal, interest accruing thereon, charges, expenses, fees and other sums (including all interest, charges, expenses, fees and other sums accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any or all of the Companies) chargeable to any or all of the Companies by any of the MidMark Creditors, and reimbursement, indemnity or other obligations due and payable to any and all of the MidMark Creditors. MidMark Obligations shall continue to constitute MidMark Obligations, notwithstanding the fact that such MidMark Obligations or any claim for such MidMark Obligations is subordinated, avoided or disallowed under the federal Bankruptcy Code or other applicable law. MidMark Obligations shall also include any indebtedness of each Company incurred in connection with a refinancing of the MidMark Obligations under the MidMark Agreements if the terms and conditions of the agreements, documents and instruments related to such refinancing, taken as a whole, are not materially more onerous to Laurus than those set forth in the MidMark Agreements, as in effect on the date hereof.

          "MidMark Senior Collateral" shall mean the Collateral, other than the Laurus Senior Collateral.

          "Person" shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture, a limited liability company, a limited liability partnership or other entity or a government or any agency, instrumentality or political subdivision thereof.

          "Secured Lender Remedies" shall mean any action which results in the sale, foreclosure, realization upon, or a liquidation of any of the Collateral, including, without limitation, the exercise or any of the rights or remedies of a "secured party" under Article 9 of the Uniform Commercial Code (as in effect from time to time), such as, without limitation, the notification of account debtors.

          1.2. Other Terms. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Accounts Receivable Purchase Agreement.

          1.3. Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Except as expressly set forth herein, all references to any instruments or agreements, including, without limitation, references to any of the Creditor Agreements shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

     2.   Intercreditor Provisions

          2.1. Acknowledgment. Each Creditor hereby agrees and acknowledges that
(a) it has been granted a Lien upon the Collateral, (b) the Laurus Senior Collateral has been assigned by Company to Laurus as absolute owner thereof and Laurus has been granted a Lien thereupon and (c) the MidMark Creditors have been granted a Lien upon the Laurus Senior Collateral only to the extent of any and all credit balances due from Laurus to the applicable Company in respect thereof.

          2.2. Priority. Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each Creditor in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Creditor Agreements, the Liens of (a) Laurus upon the Laurus Senior Collateral have and shall have priority over the Liens of the MidMark Creditors upon the Laurus Senior Collateral and such Liens of the MidMark Creditors are and shall be, in all respects, subject and subordinate to the Liens of Laurus therein to the full extent of the Laurus Obligations outstanding from time to time and (b) the MidMark Creditors upon the MidMark Senior Collateral have and shall have priority over the Liens of Laurus upon the MidMark Senior Collateral and such Liens of Laurus are and shall be, in all respects, subject and subordinate to the Liens of the MidMark Creditors therein to the full extent of the MidMark Obligations outstanding from time to time. No MidMark Creditor shall take any action to foreclose or realize upon the Laurus Senior Collateral until such time as the Laurus Obligations shall have been paid in full in cash and the Accounts Receivable Purchase Agreements shall have been irrevocably terminated. Laurus shall not take any action to foreclose or realize upon the MidMark Senior Collateral until such times as the MidMark Obligations shall have been paid in full in cash and the MidMark Agreements shall have been irrevocably terminated.

          2.3. No Alteration of Priority. The Lien priorities provided in
Section 2.2 hereof shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of any Laurus Obligations or any indebtedness payable under the MidMark Agreements, nor by any action or inaction which any Creditor may take or fail to take in respect of the Laurus Senior Collateral.

          2.4. Perfection. The foregoing provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Creditors and shall not impose on Laurus any obligations in respect of the disposition of proceeds of foreclosure on any Laurus Senior Collateral which would conflict with prior perfected claims therein in favor of any other Person or impose on any MidMark Creditor any obligations in respect of the disposition of proceeds of foreclosure on any MidMark Senior Collateral which would conflict with prior perfected claims therein in favor of any other Person. Each MidMark Creditor agrees that it will not contest the validity, perfection, priority or enforceability of the Liens of Laurus in the Collateral and that as between Laurus and the MidMark Creditors, the terms of this Agreement shall govern even if part or all of the Laurus Obligations or the Liens of Laurus securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise. Laurus agrees that it will not contest the validity, perfection, priority or enforceability of the Liens of the MidMark Creditors in the Collateral and that as between Laurus and the MidMark Creditors, the terms of this Agreement shall govern even if part or all of the MidMark Obligations or the Liens of the MidMark Creditors securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

          2.5. Management of Laurus Senior Collateral. Laurus shall have the exclusive right to manage, perform and enforce the terms of the Accounts Receivable Purchase Agreements with respect to the Laurus Senior Collateral and to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, without limitation, the exclusive right to liquidate such Laurus Senior Collateral. In connection therewith, each MidMark Creditor waives any and all rights to affect the method or challenge the appropriateness of any action by Laurus.

          2.6. Management of MidMark Senior Collateral. MidMark (as agent for the MidMark Creditors) shall have the exclusive right to manage, perform and enforce the terms of the MidMark Agreements with respect to the MidMark Senior Collateral and to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, without limitation, the exclusive right to liquidate such MidMark Senior Collateral. In connection therewith, Laurus waives any and all rights to affect the method or challenge the appropriateness of any action by MidMark

          2.7. Sale of Laurus Senior Collateral. Notwithstanding anything to the contrary contained in any of the Creditor Agreements, only Laurus shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Laurus Senior Collateral. Each MidMark Creditor will, immediately upon the request of Laurus, release or otherwise terminate its Liens upon the Laurus Senior Collateral, to the extent such Laurus Senior Collateral is sold or otherwise disposed of either by Laurus, its agents or Company with the consent of Laurus, and each MidMark Creditor will immediately deliver such release documents as Laurus may require in connection therewith.

          2.8. Sale of MidMark Senior Collateral. Notwithstanding anything to the contrary contained in any of the Creditor Agreements, only the MidMark Creditors shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of MidMark Senior Collateral. Laurus will, immediately upon the request of MidMark (as agent for the MidMark Creditors), release or otherwise terminate its Liens upon the MidMark Senior Collateral, to the extent such MidMark Senior Collateral is sold or otherwise disposed of either by the MidMark Creditors, their agents or Company with the consent of the MidMark Creditors, and Laurus will immediately deliver such release documents as the MidMark Creditors may require in connection therewith.

          2.9. Secured Lender Remedies. In no event shall any MidMark Creditor exercise any Secured Lender Remedies in respect of the Laurus Senior Collateral until such time as the Laurus Obligations shall have been paid in full in cash and the Accounts Receivable Purchase Agreements shall have been irrevocably terminated. In no event shall Laurus exercise any Secured Lender Remedies in respect of the MidMark Senior Collateral until such time as the MidMark Obligations shall have been paid in full in cash and the MidMark Agreements shall have been irrevocably terminated. No MidMark Creditor shall join in, solicit any other Person to, or act to cause the commencement of, any case involving any Company under any state or federal bankruptcy or insolvency laws or seek the appointment of a receiver for the affairs or property of any Company until such time as the Laurus Obligations shall have been paid in full in cash and the Accounts Receivable Purchase Agreements shall have been irrevocably terminated. In the event any MidMark Creditor shall receive any payment or distribution of any kind representing proceeds of any Laurus Senior Collateral as to which its Lien in the Laurus Senior Collateral is or is required to be subordinated to the Lien of Laurus, before the Laurus Obligations shall have been paid in full in cash and the Accounts Receivable Purchase Agreements irrevocably terminated, such sums shall be held in trust by such MidMark Creditor for the benefit and on account of Laurus and such amounts shall be paid to Laurus for application to the then unpaid Laurus Obligations under the Accounts Receivable Purchase Agreements. In the event Laurus shall receive any payment or distribution of any kind representing proceeds of any MidMark Senior Collateral as to which its Lien is or is required to be subordinated to the Lien of the MidMark Creditors, before the MidMark Obligations shall have been paid in full in cash and the MidMark Agreements irrevocably terminated, such sums shall be held in trust by Laurus for the benefit and on account of the MidMark Creditors and such amounts shall be paid to MidMark (as agent for the MidMark Creditors) for application to the then unpaid MidMark Obligations under the MidMark Agreements.

          2.10. Notice and Waiver of Marshaling. The MidMark Creditors and Laurus acknowledge that this Agreement shall constitute notice of their respective interests in the Collateral as provided by the New York Uniform Commercial Code and each hereby waives any right to compel any marshaling of any of the Collateral.

     3. Miscellaneous.

          3.1. Survival of Rights. The right of any Creditor to enforce the provisions of this Agreement shall not be prejudiced or impaired by any act or omitted act of any Company or any Creditor, including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Laurus Obligations and/or MidMark Obligations or noncompliance by any Company with such provisions, regardless of the actual or imputed knowledge of any Creditor.

          3.2. Amendments to Creditor Agreements. Nothing contained in this Agreement, or in any other agreement or instrument binding upon any of the parties hereto, shall in any manner limit or restrict the ability of any Creditor from changing the terms of the applicable Creditor Agreements, or to otherwise waive, amend or modify the terms and conditions of the applicable Creditor Agreements, in such manner as the applicable Creditors and the applicable Companies shall mutually determine. Each Creditor hereby consents to any and all such waivers, amendments, modifications and compromises, and any other renewals, extensions, indulgences, releases of Collateral or other accommodations granted by any Creditor to the applicable Companies from time to time, and agrees that none of such actions shall in any manner affect or impair the relative Lien priorities and subordination established by this Agreement.

          3.3. Bankruptcy Financing Issues. This Agreement shall continue in full force and effect after the filing of any petition ("Petition") by or against any or all of the Companies under the United States Bankruptcy Code (the "Code") and all converted or succeeding cases in respect thereof. All references herein to Companies shall be deemed to apply to any and all Companies as debtors-in-possession and to a trustee for any and all Companies. If any Company shall become subject to a proceeding under the Code, and if Laurus shall desire to permit the use of cash collateral or to provide post-petition financing to such Company under the Code, the MidMark Creditors agree as follows: (1) adequate notice to the MidMark Creditors shall be deemed to have been provided for such post-petition financing if MidMark (as agent for the MidMark Creditors) receives notice thereof at least three (3) Business Days (or such shorter notice as is given to Laurus) prior to the earlier of (a) any hearing on a request to approve such post-petition financing or (b) the date of entry of an order approving the same; and (2) no objection will be raised by any MidMark Creditor to any such use of cash collateral or such post-petition financing from Laurus.

          3.4. Receipt of Agreements. Each Creditor hereby acknowledges that it has delivered to the other Creditor correct and complete copy of the Creditor Agreements of such Creditor as in effect on the date hereof. Each Creditor, solely for the purposes of this Agreement, hereby acknowledges receipt of a correct and complete copy of the Creditor Agreements of such other Creditor as in effect on the date hereof.

          3.5. Notice of Default and Certain Events. Laurus and MidMark (as agent for the MidMark Creditors) shall undertake in good faith to notify the other of the occurrence of any of the following as applicable:

               (a) the obtaining of actual knowledge of the occurrence of any default under any of the Creditor Agreements of such Creditor;

               (b) the acceleration of any Laurus Obligations or of any MidMark Obligations;

               (c) the granting by Laurus of any waiver of any "default" or "event of default" under any of the Accounts Receivable Purchase Agreements or the granting by any MidMark Creditor of any waiver of any "default" or "event of default" under any of the MidMark Agreements;

               (d) The payment in full by Companies (whether as a result of refinancing or otherwise) of all Laurus Obligations or all MidMark Obligations; or

               (e) the sale or liquidation of, or realization upon, the Laurus Senior Collateral or the MidMark Senior Collateral.

     The failure of any party to give such notice shall not affect the relative Lien priorities as provided in this Agreement.

          3.6. Notices. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of receipt, in each case addressed to each party at its address or telecopier number set forth below or at such other address or telecopier number as has been furnished in writing by a party to the other by like notice:

     If to Laurus:                 Laurus Master Fund, Ltd.
                                   c/o Laurus Capital Management, L.L.C.
                                   152 West 57th Street
                                   New York, New York 10019
                                   Attention: David Grin
                                   Telephone: 212-541-5800
                                   Facsimile: 212-541-4434

     with a copy to:               Lowenstein Sandler PC
                                   1330 Avenue of the Americas
                                   New York, New York 10019
                                   Attention: Scott J. Giordano, Esq.
                                   Telephone: 212-262-6700
                                   Facsimile: 212-262-7402

     If to any MidMark Creditor:   MidMark Investments, Inc.
                                   177 Madison Avenue
                                   Morristown, New Jersey 07960
                                   Attention: Joseph R. Robinson
                                   Telephone: 973-971-9960
                                   Facsimile: 973-971-9963

     with a copy to:               McCarter & English LLP
                                   Four Gateway Center
                                   100 Mulberry Street
                                   Newark, New Jersey 07102
                                   Attention: David F. Broderick, Esq.
                                   Telephone: 973-622-4444
                                   Facsimile: 973-624-7070

     If to Company:                Vertex Interactive, Inc.
                                   22 Audrey Place
                                   Fairfield, New Jersey 07004
                                   Attention: Don Rowley
                                   Telephone: _______________
                                   Facsimile: (973) 472-0814

          3.7. Binding Effect; Other. This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable and shall remain in full force and effect until the Laurus Obligations shall have been satisfied or paid in full in cash and the Accounts Receivable Purchase Agreements shall have been irrevocably terminated, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of any Company with regard to the Laurus Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for any Company or any substantial part of its property, or otherwise, all as though such payments had not been made. No action which any Creditor or any Company may take or refrain from taking with respect to the Laurus Obligations and/or the MidMark Obligations, including any amendments thereto, shall affect the provisions of this Agreement. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The headings in this Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.

     4. Representations and Warranties. (a) Each MidMark Creditor represents and warrants to Laurus that MidMark (as agent for the MidMark Creditors) is the holder of the Liens which secure or will secure the MidMark Obligations. MidMark (as agent for the MidMark Creditors) agrees that it shall not assign or transfer any of the Liens without (i) prior notice being given to Laurus and (ii) such assignment or transfer being made expressly subject to the terms of this Agreement. Each MidMark Creditor further warrants to Laurus that it has full right, power and authority to enter into this Agreement and, to the extent such MidMark Creditor is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

          (b) Laurus represents and warrants to each MidMark Creditor that Laurus is the holder of the Liens which secure the Laurus Obligations. Laurus agrees that it shall not assign or transfer any of the Liens without (i) prior notice being given to MidMark (as agent for the MidMark Creditors) and (ii) such assignment or transfer being made expressly subject to the terms and provisions of this Agreement. Laurus further warrants to each MidMark Creditor that it has full right, power and authority to enter into this Agreement and, to the extent Laurus is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

     5. Refinancing. In the event that the Laurus Obligations and/or the MidMark Obligations are refinanced in full, the applicable Creditor agrees at the request of such refinancing party to enter into an intercreditor agreement on terms substantially similar to this Agreement.

     6. Proceedings. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN STATE OF NEW YORK, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY HERETO ACCEPTS FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LAURUS TO BRING PROCEEDINGS AGAINST ANY MIDMARK CREDITOR OR ANY COMPANY IN ANY

COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY MIDMARK CREDITOR OR ANY COMPANY AGAINST LAURUS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK; PROVIDED THAT NOTWITHSTANDING THE FOREGOING, IF IN ANY JUDICIAL PROCEEDING BY OR AGAINST ANY MIDMARK CREDITOR OR ANY COMPANY THAT IS BROUGHT IN ANY OTHER COURT SUCH COURT DETERMINES THAT LAURUS IS AN INDISPENSABLE PARTY, SUCH MIDMARK CREDITOR OR COMPANY SHALL BE ENTITLED TO JOIN OR INCLUDE EACH PARTY HERETO IN SUCH PROCEEDINGS IN SUCH OTHER COURT. EACH MIDMARK CREDITOR AND EACH COMPANY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

     7. Waiver Of Jury Trial. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY CREDITOR OR COMPANY OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENTS OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     8. Companies' Acknowledgement. Each Company agrees that (i) nothing contained in this Agreement shall be deemed to amend, modify, supercede or otherwise alter the terms of the respective agreements between such Company and each Creditor and (ii) this Agreement is solely for the benefit of the Creditors and shall not give any Company, its successors or assigns or any other person any rights vis-a-vis any Creditor.

     9. Counterparts; Facsimile. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of this __________ day of _________________________, 2002.

                                          LAURUS MASTER FUND, LTD.


                                          By: David Grin
                                              ----------------------------------
                                          Name:  David Grin
                                          Title: Director


                                          MIDMARK INVESTMENTS, INC., AS AGENT


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------


                                          MIDMARK CAPITAL II, L.P.,


                                          By: MidMark Associates II, L.L.C.,
                                              its General Partner


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

                                          MIDMARK CAPITAL, L.P.,


                                          By: MidMark Associates Inc.,
                                              its General Partner


                                          By:
                                              ----------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------


                                          O'BRIEN LIMITED PARTNERSHIP
                                          By: Denis Newman, General Partner


                                          By:
                                              ----------------------------------
                                          Name: Dennis Newman
                                          Title: General Partner


                                          JOSEPH R. ROBINSON



                                          --------------------------------------
                                          Joseph R. Robinson

                 [SIGNATURE LINES CONTINUED ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of this __________ day of _________________________, 2002.

                                          LAURUS MASTER FUND, LTD.


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------


                                          MIDMARK INVESTMENTS, INC., AS AGENT


                                          By:    Wayne L.Clevenger
                                                 -------------------------------
                                          Name:  Wayne L. Clevenger
                                                 -------------------------------
                                          Title: Managing Director
                                                 -------------------------------

                                          MIDMARK CAPITAL II, L.P.,


                                          By: MidMark Associates II, L.L.C.,
                                              its General Partner


                                          By:    Wayne L. Clevenger
                                                 -------------------------------
                                          Name:  Wayne L. Clevenger
                                                 -------------------------------
                                          Title: Managing Director
                                                 -------------------------------


                                          MIDMARK CAPITAL, L.P.,


                                          By: MidMark Associates Inc.,
                                              its General Partner


                                          By:    Wayne L. Clevenger
                                                 -------------------------------
                                          Name:  Wayne L. Clevenger
                                                 -------------------------------
                                          Title:
                                                 -------------------------------


                                          O'BRIEN LIMITED PARTNERSHIP
                                          By: Denis Newman, General Partner


                                          By:    Dennis Newman
                                                 -------------------------------
                                          Name:  Dennis Newman
                                                 -------------------------------
                                          Title: General Partner
                                                 -------------------------------


                                          JOSEPH R. ROBINSON


                                          Joseph R. Robinson
                                          --------------------------------------
                                          Joseph R. Robinson

                 [SIGNATURE LINES CONTINUED ON FOLLOWING PAGE]

                                          PAYNE WEBER CUSTODIAN F/B/O/
                                          WAYNE LYLE CLEVENGER


                                          By:    Wayne L. Clevenger
                                                 -------------------------------
                                          Name:  Wayne L. Clevenger
                                                 -------------------------------
                                          Title: Managing Director
                                                 -------------------------------


                                          MATTHEW FINLAY/TERESA FINLAY, as
                                          Joint Tenants


                                          By:    Matthew Finlay
                                                 -------------------------------
                                                 Matthew Finlay


                                          By:    Teresa Finlay
                                                 -------------------------------
                                                 Teresa Finlay


                                          VERTEX INTERACTIVE, INC., as a
                                          Company


                                          By:
                                                 -------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------


                                          DATA CONTROL SYSTEMS, as a Company


                                          By:
                                                 -------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------


                                          RENAISSANCE SOFTWARE, INC. as a
                                          Company


                                          By:
                                                 -------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------


                                          POSITIVE DEVELOPMENTS, INC., as a
                                          Company


                                          By:
                                                 -------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------

                                          PAYNE WEBER CUSTODIAN F/B/O/
                                          WAYNE LYLE CLEVENGER


                                          By:
                                                 -------------------------------
                                          Name:
                                          Title:


                                          MATTHEW FINLAY/TERESA FINLAY, as
                                          Joint Tenants


                                          By:
                                                 -------------------------------
                                                 Matthew Finlay


                                          By:
                                                 -------------------------------
                                                 Teresa Finlay


                                          VERTEX INTERACTIVE, INC., as a
                                          Company


                                          By:    N. Toms
                                                 -------------------------------
                                          Name:  N. Toms
                                                 -------------------------------
                                          Title: CEO
                                                 -------------------------------


                                          DATA CONTROL SYSTEMS, as a Company


                                          By:    N. Toms
                                                 -------------------------------
                                          Name:  N. Toms
                                                 -------------------------------
                                          Title: CEO
                                                 -------------------------------


                                          RENAISSANCE SOFTWARE, INC. as a
                                          Company


                                          By:    N. Toms
                                                 -------------------------------
                                          Name:  N. Toms
                                                 -------------------------------
                                          Title: CEO
                                                 -------------------------------


                                          POSITIVE DEVELOPMENTS, INC., as a
                                          Company


                                          By:    N. Toms
                                                 -------------------------------
                                          Name:  N. Toms
                                                 -------------------------------
                                          Title: CEO
                                                 -------------------------------

We consent and agree that the execution and delivery by the MidMark Parties of this Intercreditor Agreement dated as of February 26, 2002 among Laurus Master Fund, Ltd., MidMark Investments, Inc., Vertex Interactive, Inc. and certain other parties does not constitute a breach of the Intercreditor Agreement between ourselves and MidMark dated February 1, 2002.

PITNEY BOWES INC.


BY:    Bruce Nolop
       ------------------------------------
Name:  Bruce Nolop
       ------------------------------------
Title: EVP & Chief Financial Officer
       ------------------------------------

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )

     On the 26th day of February, 2002, before me personally came David Grin to me known, who, being by me duly sworn did depose and say that he is the Director of LAURUS MASTER FUND, LTD., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

      SCOTT J. GIORDANO
Notary Public. State of New York             Scott J. Giordano
       No. 02GI5044900                       -----------------------------------
Qualified in New York County                 Notary Public
Commission Expires June 5, 2003

STATE OF __________ )
                    : ss.:
COUNTY OF _________ )

     On the ____ day of ________, 2002, before me personally came __________ _________ to me known, who, being by me duly sworn did depose and say that s/he is the _________________ of MIDMARK INVESTMENT, INC., the corporation described in and which executed the above instrument; and that s/he was authorized to sign her/his name thereto.



                                             -----------------------------------
                                             Notary Public



STATE OF __________ )
                    : ss.:
COUNTY OF _________ )

     On the ____ day of ________, 2002, before me personally came ________ _________ to me known, who, being by me duly sworn did depose and say that s/he is the _________________ of MIDMARK ASSOCIATES II, L.L.C., the limited liability company described in and which executed the above instrument; and that s/he was authorized to sign her/his name thereto.



                                             -----------------------------------
                                             Notary Public

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )

     On the ____ day of ________, 2002, before me personally came __________ to me known, who, being by me duly sworn did depose and say that he is the ________ of LAURUS MASTER FUND, LTD., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                             -----------------------------------
                                             Notary Public


STATE OF NEW JERSEY )
                    : ss.:
COUNTY OF MORRIS    )

     On the 20th day of February, 2002, before me personally came Wayne Clevenger to me known, who, being by me duly sworn did depose and say that s/he is the Managing Director of MIDMARK INVESTMENT, INC., the corporation described in and which executed the above instrument; and that s/he was authorized to sign her/his name thereto.


                                             Julianne McCartney
                                             -----------------------------------
                                             Notary Public

                                                     JULIANNE McCARTNEY
                                                 NOTARY PUBLIC OF NEW JERSEY
                                               My Commission Exp. Aug. 2, 2005

STATE OF NEW JERSEY )
                    : ss.:
COUNTY OF MORRIS    )

     On the 20th day of February, 2002, before me personally came Wayne Clevenger to me known, who, being by me duly sworn did depose and say that s/he is the Managing Director of MIDMARK ASSOCIATES II, L.L.C., the limited liability company described in and which executed the above instrument; and that s/he was authorized to sign her/his name thereto.


                                             Julianne McCartney
                                             -----------------------------------
                                             Notary Public

                                                        JULIANNE McCARTNEY
                                                   NOTARY PUBLIC OF NEW JERSEY
                                                 My Commission Exp. Aug. 2, 2005

STATE OF NEW JERSEY )
                    : ss.:
COUNTY OF MORRIS    )

     On the 20th day of February, 2002, before me personally came Wayne Clevenger to me known, who, being by me duly sworn did depose and say that s/he is the Managing Director of MIDMARK ASSOCIATES, INC., the corporation described in and which executed the above instrument; and that s/he was authorized to sign her/his name thereto.


                                             Julianne McCartney
                                             -----------------------------------
                                             Notary Public

                                                     JULIANNE McCARTNEY
                                                 NOTARY PUBLIC OF NEW JERSEY
                                               My Commission Exp. Aug. 2, 2005

STATE OF NEW JERSEY )
                    : ss.:
COUNTY OF MORRIS    )

     On the 20th day of February, 2002, before me personally came Denis Newman to me known, who, being by me duly sworn did depose and say he is the general partners of O'BRIEN LIMITED PARTNERSHIP, the limited partnership described in and which executed the above instrument; and that s/he was authorized to sign his name thereto.


                                             Julianne McCartney
                                             -----------------------------------
                                             Notary Public

                                                     JULIANNE McCARTNEY
                                                 NOTARY PUBLIC OF NEW JERSEY
                                               My Commission Exp. Aug. 2, 2005

STATE OF NEW JERSEY )
                    : ss.:
COUNTY OF MORRIS    )

     On the 20th day of February, 2002, before me personally came Joseph Robinson to me known, who, being by me duly sworn did depose and say that he is the individual who executed the above instrument.


                                                      Julianne McCartney
                                             -----------------------------------

                                                     JULIANNE McCARTNEY
                                                 NOTARY PUBLIC OF NEW JERSEY
                                               My Commission Exp. Aug. 2, 2005

STATE OF NEW JERSEY )
                    : ss.:
COUNTY OF MORRIS    )

     On the 20th day of February, 2002, before me personally came Wayne Clevenger to me known, who, being by me duly sworn did depose and say that s/he is the Trustee of PAYNE WEBER, the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                             Julianne McCartney
                                             -----------------------------------
                                             Notary Public

                                                     JULIANNE McCARTNEY
                                                 NOTARY PUBLIC OF NEW JERSEY
                                               My Commission Exp. Aug. 2, 2005

STATE OF NEW JERSEY )
                    : ss.:
COUNTY OF MORRIS    )

     On the 20th day of February, 2002, before me personally came Matthew Finlay and Teresa Finlay to me known, who, being by me duly sworn did depose and say that they are the individuals who executed the above instrument.


                                             Julianne McCartney
                                             -----------------------------------
                                             Notary Public

                                                     JULIANNE McCARTNEY
                                                 NOTARY PUBLIC OF NEW JERSEY
                                               My Commission Exp. Aug. 2, 2005

STATE OF __________ )
                    : ss.:
COUNTY OF _________ )

     On the _______ day of ________________, 2002, before me personally came __________________ to me known, who, being by me duly sworn did depose and say that s/he is the _________________ of VERTEX INTERACTIVE, INC., the corporation described in and which executed the above instrument; and that s/he was authorized to sign her/his name thereto.


                                             -----------------------------------
                                             Notary Public

STATE OF __________ )
                    : ss.:
COUNTY OF _________ )

     On the _______ day of ________________, 2002, before me personally came __________________ to me known, who, being by me duly sworn did depose and say that s/he is the _________________ of DATA CONTROL SYSTEMS, INC., the corporation described in and which executed the above instrument; and that s/he was authorized to sign her/his name thereto.


                                             -----------------------------------
                                             Notary Public

                    ACCOUNTS RECEIVABLE MANAGEMENT AGREEMENT

                                 By and between

                            LAURUS MASTER FUND, LTD.
                                 (the "Company")

                                       And

                              ACCESS CAPITAL, INC.
                                     ("ACI")

                      Regarding the accounts receivable of:

                            VERTEX INTERACTIVE, INC.
                             (including ATS and CTI)
                           DATA CONTROL SYSTEMS, INC.
                           POSITIVE DEVELOPMENTS, INC.
                           RENAISSANCE SOFTWARE, INC.

                          (collectively, the "Client")

     THIS AGREEMENT made as of the 27 day of February, 2002 by and between the Company, a Cayman Islands company and ACI, a New York corporation.

                              W I T N E S S E T H:

     WHEREAS, the Company provides accounts receivable purchase facility to the Client pursuant to an Accounts Receivable Purchase Agreement (the "Accounts Receivable Purchase Agreement") dated as of the date hereof by and among each Client and the Company; and

     WHEREAS, the Client makes sales on credit to customers in its markets; and

     WHEREAS, to induce the Company to provide such financial consideration to the Client, the Client has granted a security interest in, among other assets, its accounts receivable to the Company, and has agreed to allow the Company, directly or through a servicing agent, to service, administer and collect the Client's accounts receivable; and

     WHEREAS, ACI has offered to provide the Company with accounts receivable management, administration and collection services with respect to the Client's accounts receivable hereunder; and

     WHEREAS, the Company has requested ACI to manage the collection of the Client's accounts receivable, and ACI is willing to do so, upon the terms and subject to the conditions of this Agreement;

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby mutually agree as follows:

     1. Accounts Receivable Defined. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the term "Accounts Receivable" means an account, as that term is defined in Section 9-102 of the New York Uniform Commercial Code, arising from the sale of goods or the performance of services by the Client and represented by an invoice shown as open on the books of the Client on the date of its most current aged trial balance of accounts receivable or created after the date hereof.

     2. Management, Administration and Collection of Accounts Receivable. ACI shall perform the services of the Company's accounts receivable manager with respect to the Accounts Receivable of the Client created during the term of the Accounts Receivable Purchase Agreement;

          (a) ACI, in its capacity as manager of the Client's Accounts Receivable, shall manage and administer with due care the collection of all the Accounts Receivable originated by the Client. The Company will cause the Client promptly to deliver to ACI copies of all invoices related to the Client's Accounts Receivable issued to customers of the Client unpaid on the date hereof or issued hereafter at any time during the term of the Accounts Receivable Purchase Agreement, as the same may be modified or extended ("Invoices").

          (i) ACI shall input in its data base such information contained in the invoices as ACI shall deem appropriate to provide management and collection services to the Company. The Client shall be and remain responsible for the ensuring that all of its Invoices are properly sent to the persons responsible for payment of the related Client's Accounts Receivable unless, at the Company's option, it shall elect to instruct the Client to deliver its Invoices to ACI prior to billing, in which event ACI shall bill the Invoices of the Client.

          (ii) Upon execution of this Agreement, the Company shall provide to ACI and ACI will forward to the Client's customers, a notice in the form of Attachment 1. ACI shall have the right of endorsement on all payments received in connection with each Client Account Receivable and the Company hereby appoints ACI the attorney-in-fact and agent of the Company for this purpose, which appointment is coupled with an interest and is irrevocable during the term of this Agreement. ACI shall segregate such payments in a separate account in its books and records (the "Account"). Upon receipt and after clearance of any payment, and the deduction of any amounts due ACI, on a weekly basis ACI shall deliver the balance of such payment to the Company by wire transfer to the Company at the following account or any portion of such payment to the Client as instructed by the Company:

          Account Name: Banc of America Securities, LLC
          ABA # 121000358
          Account # 1233932118
          For Further Credit to: Laurus Master Fund, Ltd.
          Account Number - 313-15751

     ACI will utilize information received to maintain a current aged trial balance of outstanding receivables and will post collections, record deductions, credits and chargebacks and be apprised of items disputed in writing by account debtors. ACI shall have no responsibility or liability for any errors or omissions arising from any failure by the Company or Client to comply with this subsection except to the extent such errors or omissions result directly from the negligence or willful misconduct of ACI.

          (iii) ACI will act as agent of the Company in the collection of the Client's Accounts Receivable. Oral and written communications between ACI employees and customers of the Client will be made in name of the Company, with the identification of the agency capacity of ACI as appropriate. ACI shall bear no credit risk with regard to any invoicing.

          (iv) ACI shall have no liability to the Client or any lender to, or other creditor of the Client for any mistake in the management or collection of any Invoice, or in the application of any payment received with respect to any Account Receivable, so long as ACI acts with due care and in a competent and professional manner. The liability of ACI to the Company for any claims shall be limited to the amount of the Management Fee (as herein after defined) actually paid to ACI.

          (b) Adjustments and Delinquencies.

               (i) If ACI is advised by an account debtor that an Invoice is disputed or that such account debtor has a claim against the Client on account of any services performed or goods sold and delivered, ACI will provide the Company with such information as ACI has concerning the dispute or claim. The Client shall promptly notify ACI of any discounts, adjustments, credits, allowances or other accommodations granted to any account debtor with respect to the Accounts Receivable. ACI shall work with the Company, Client and its customers on disputed items, but ACI shall neither settle any disputed items without the consent of the Company nor shall ACI be responsible for resolving any claim or controversy between the Company and the Client, or the Client and any customer of the Client.

               (ii) ACI will make reasonable, diligent efforts to collect Client's Accounts Receivable on behalf of the Company in accordance with ACI's regular procedures and with applicable laws and governmental regulations consistent with its obligations to provide its services with due care and in a competent and professional manner, but shall have no responsibility for instituting legal action to collect any delinquent Accounts Receivable. If any Account Receivable shall not be paid in full within a reasonable period after its due date, ACI will notify the Company and thereafter cooperate with the Company in the Company's collection efforts.

               (iii) The work of ACI will include not only the direct review of individual customer credit, but also, to the extent appropriate and requested, advice to the Company as to the construction and management of credit hedges and credit enhancement strategies, including, without limitation, letters of credit, credit insurance, government export guarantees, third party assurances and other risk mitigation policies. ACI may at any time and from time to time hire one or more persons or entities to assist it in connection effectuating the provisions of this clause (iii).

          (c) Payment of Expenses and Taxes; Indemnification.

          The Company will pay, indemnify, and hold ACI harmless from, any and all legal and other fees (as outlined in Attachment 2) which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement of modification of, or any waiver or consent under or in respect of, this Agreement, it being recognized that the costs incurred in the preparation of this Agreement through the date of its execution and delivery on the date hereof shall be at the sole expense of ACI, but that if any costs are incurred from and after the date hereof, such costs shall be the expense of the Company.

          (d) Additional Requirements. In the event that any time after the expiration of the term of this Agreement (as same may be extended or modified, or terminated following the occurrence of a default), the Company or any successor or assignee shall request additional information from ACI including, without limitation, account reports, collections advice for previously concluded transactions or information for account records, such information shall be supplied by ACI, if available. The Company shall pay ACI based on the time spent by ACI personnel in the preparation of such information, and for the disbursements incurred by ACI in connection therewith, at the reasonable hourly rates established by ACI for the consulting services of its personnel.

     3. Fees; Credits.

          (a) In consideration of the services of ACI under this Agreement, the Company shall pay to ACI a management fee (the "Management Fee") in an amount equal to one and one half percent (1.5%) of the Invoices subject to this Agreement. The Management Fee shall be due at the time of the creation of the applicable Invoices and the delivery of such Invoices to ACI, but shall be deducted from the proceeds of any amounts collected by ACI. The Management Fee will be due both for valid Invoices as well as disputed or uncollectible items, so that ACI shall have the right to apply from collections any fees due it for disputed or uncollectible items. If any amount due in payment of the Management Fee or any other amounts due to ACI hereunder shall not otherwise have been collected from amounts received by ACI from the collection of Accounts Receivable, within 120 days following the date of the applicable Invoice, the Company shall pay such amount to ACI immediately upon demand from ACI. Late payments shall bear interest at the rate of 1% per month.

          (b) In addition to the Management Fee, the Company shall pay to ACI all direct expenses incurred by ACI, including, without limitation, postage and federal express, credit reports, photocopying, telecommunications, lien search costs and other out-of-pocket expenses related to the management services to be provided hereunder.

          (c) In consideration of (i) ACI's agreement to collect Accounts Receivable during any "liquidation period" (as hereafter defined) and the Company's agreement to assist ACI to effectuate such collections, the Client shall jointly and severally be liable to the Company and ACI for a liquidation fee in the amount of ten percent (10%) of the face amount of each Account Receivable outstanding at any time during a "liquidation period". For the purposes hereof, "liquidation period" means a period: (i) beginning on the earliest date of (x) an event referred to in Section 11 (f) of the Accounts Receivable Purchase Agreement; or (y) the cessation of business of any Client; and (ii) ending on the date on which ACI and the Company have actually received all fees, costs, expenses and other amounts due and owing to them under this Agreement, the Accounts Receivable Purchase Agreement and all other Transaction Documents (as defined in the Accounts Receivable Purchase Agreement). The foregoing liquidation fee shall be paid on the earlier to occur of: (i) the date on which ACI collects the applicable Account Receivable; and (ii) the 90th day from the invoice of such Account Receivable by deduction from the proceeds of any amounts collected by ACI. The Company acknowledges that the foregoing fees shall be deemed Obligations under and as defined in the Accounts Receivable Purchase Agreement and shall be secured by the Collateral (as defined in the Accounts Receivable Purchase Agreement).

     4. Term. This Agreement shall be effective from the date hereof and continue until the amounts due pursuant to the Invoices have been collected or upon the agreement of each of the parties hereto.

     5. Notices. All notices and other communications hereunder shall be given by first class mail, postage prepaid, recognized overnight messenger or telefax, and if to a party hereto addressed as set forth beneath its name at the foot hereof unless a party shall give notice in writing of a different address or telefax number in the manner provided herein.

     6. Amendments, Etc. No amendment, modification, termination, or waiver of any provision of this Agreement, no consent to any departure from this Agreement, shall in any event be effective unless the same shall be in writing and signed by the party to be charged, and then such waiver or consent shall be effective only in specific instance and for the specific purpose for which given.

     7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and ACI and their respective successors and assigns.

     8. Integration. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.

     9. Headings. Section headings in this Agreement are included in such Transaction Documents for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                          ACCESS CAPITAL, INC.


                                          By:    Miles M. Stuchin
                                                 -------------------------------
                                          Name:  Miles M. Stuchin
                                          Title: President


                                          Address for Notices:

                                          405 Park Avenue
                                          New York, New York 10022
                                          Attn: Client Services Department
                                          Telephone Number: (212) 644-9300
                                          Telecopy Number: (212 644-5488


                                          LAURUS MASTER FUND, LTD.


                                          By:
                                                --------------------------------
                                          Name: David Grin
                                          Title:

                                          Address for Notices:

                                          152 West 57th Street, 4th Floor
                                          New York, New York 10019
                                          Telephone Number: (212) 541-5800
                                          Telecopy Number: (212) 541-4434

                  [SIGNATURE LINES CONTINUED ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                          ACCESS CAPITAL, INC.


                                          By:
                                              ----------------------------------
                                          Name: Miles M. Stuchin
                                          Title: President


                                          Address for Notices:

                                          405 Park Avenue
                                          New York, New York 10022
                                          Attn: Client Services Department
                                          Telephone Number: (212) 644-9300
                                          Telecopy Number: (212 644-5488


                                          LAURUS MASTER FUND, LTD.


                                          By:   David Grin
                                                --------------------------------
                                          Name: David Grin
                                          Title:

                                          Address for Notices:

                                          152 West 57th Street, 4th Floor
                                          New York, New York 10019
                                          Telephone Number: (212) 541-5800
                                          Telecopy Number: (212) 541-4434

                  [SIGNATURE LINES CONTINUED ON FOLLOWING PAGE]

CONSENTED AND AGREED TO:

VERTEX INTERACTIVE, INC.                  POSITIVE DEVELOPMENTS, INC.


By: N.Toms                                By:   N.Toms
    ------------------------------------        --------------------------------
Name: N.Toms                              Name: N.Toms
Title: CEO                                Title: CEO

Address for Notices:                      Address for Notices:

22 Audrey Place
Fairfield, New Jersey 07004
Attn:__________________________________   Attn:_________________________________
Telephone Number:______________________   Telephone Number:_____________________
Telefax Number:________________________   Telefax Number:_______________________


DATA CONTROL SYSTEMS, INC.                RENAISSANCE SOFTWARE, INC.


By:   N.Toms                              By: N. Toms
     ----------------------------------       ----------------------------------
Name: N.Toms                              Name: N.Toms
Title: CEO                                Title: CEO

Address for Notices:                      Address for Notices:

3619 Kennedy Road                         1983 Marcus Avenue, Suite 125
South Plainfield, New Jersey 07080-1801   Lake Success, New York 11042
Attn:__________________________________   Attn:_________________________________
Telephone Number:______________________   Telephone Number:_____________________
Telefax Number:________________________   Telefax Number:_______________________

                                  Attachment 1

[SAMPLE FORM OF ASSIGNMENT LETTER TO BE PUT ON VERTEX STATIONERY]

                                                                          [Date]

[Name & Address of Your Customer]

Gentlemen:

     Please be advised that under a financial arrangement between Laurus Capital Management, L.L.C. ("Laurus") and us, payment of the invoices identified on the schedule attached have been assigned to Laurus. Effective immediately, please remit payments for these invoices as follows:

By Check:                                 By Wire:

LAURUS CAPITAL MANAGEMENT, LLC            Bank Name:  Citibank, N.A.
c/o ACCESS CAPITAL, INC.                              153 East 53rd St.
405 Park Avenue                                       New York, NY 10043
New York, NY 10022                                    USA
1-800-0034                                ABA#:       021000089
(212)644-9300 (NY)                        Swift Code: CITIUS33PBG
(212)644-5488 (FAX)                       Acct Name:  Access Capital, Inc.
                                          Acct No.:   3759-1924

     This assignment is operative immediately and cannot be modified or revoked, nor can payment of any of these invoices be directed to any other party than Access Capital, Inc. without the prior written consent of Laurus, which institution is relying upon this assignment.

     Thank you for your cooperation in this matter.

                                          Very truly yours,


                                          --------------------------------------
                                          Name:
                                          Title:

Attachment 2

Initial Lien & Litigation Searches
UCC Filing Fees
Dun & Bradstreet Reports
Wire Transfer Fees
Bounced Check Charges
Federal Express Charges
Quarterly Search Updates

     THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VERTEX INTERACTIVE, INC., THAT SUCH REGISTRATION IS NOT REQUIRED.

                                CONVERTIBLE NOTE

          FOR VALUE RECEIVED, VERTEX INTERACTIVE, INC., a New Jersey corporation (hereinafter called the "Borrower"), hereby promises to pay to LAURUS MASTER FUND, LTD., c/o Onshore Corporate Services Ltd., P.O. Box 1234 G.T., Queensgate House, South Church Street, Grand Cayman, Cayman Islands, Fax: 345-949-9877 (the "Holder") on order, without demand, the outstanding Overadvance (as defined in the Accounts Receivable Purchase Agreement among the Holder, the Borrower, Data Control Systems, Inc., Positive Developments, Inc. and Renaissance Software, Inc. dated as of February 27, 2002, as the same may be amended, modified or supplemented from time to time (the "Purchase Agreement")) as may be due and owing by the Borrower to the Holder from time to time under the terms of the Purchase Agreement, with simple interest accruing at the annual rate of 7%, on February 27, 2005 (the "Maturity Date").

          The following terms shall apply to this Note:

                                    ARTICLE I

                           DEFAULT RELATED PROVISIONS

          1.1 Payment Grace Period. The Borrower shall have a five(5) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of twenty percent (20%) per annum shall apply to the amounts owed hereunder.

          1.2 Conversion Privileges. The Conversion Privileges set forth in
Article II shall remain in full force and effect immediately from the date hereof and until the Note is paid in full.

          1.3 Interest Rate. Subject to the Holder's right to convert, interest payable on this Note shall accrue at the annual rate of seven percent (7%) and be payable in arrears commencing March 31, 2002 and quarterly thereafter, and on the Maturity Date, accelerated or otherwise, when the principal and remaining accrued but unpaid interest shall be due and payable, or sooner as described below.

                                   ARTICLE II

                                CONVERSION RIGHTS

          The Holder shall have the right to convert the principal amount and interest due under this Note into Shares of the Borrower's Common Stock as set forth below. Borrower acknowledges that the Holder shall be entitled to exercise the conversion rights hereunder each time an Overadvance (as defined in the Purchase Agreement) shall be in existence under the terms of the Purchase Agreement.

          2.1. Conversion into the Borrower's Common Stock.

          (a) The Holder shall have the right from and after the issuance of this Note and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and at the Holder's election, the interest accrued on the Note, (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable shares of common stock of the Borrower (the "Conversion Shares") as such stock exists on the date of issuance of this Note, or any shares of capital stock of the Borrower into which such stock shall hereafter be changed or reclassified (the "Common Stock") at the conversion price as defined in Section 2.1(b) hereof (the "Conversion Price"), determined as provided herein. Upon delivery to the Borrower of a Notice of Conversion as described below of the Holder's written request for conversion, the Borrower shall issue and deliver to the Holder within three business days from the Conversion Date that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing. At the election of the Holder, the Borrower will deliver accrued but unpaid interest on the Note through the Conversion Date directly to the Holder on or before the Delivery Date (as defined below). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note to be converted and interest, if any, by the Conversion Price.

          (b) Subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price per share shall be the lower of (i) ninety two percent (92%) of the closing price for the Common Stock on the day the Overadvance is created ("Maximum Base Price"); or (ii) eighty eight percent (88%) of the average of the three lowest closing prices for the Common Stock on the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, the "Principal Market"), or on any securities exchange or other securities market on which the Common Stock is then being listed or traded, for the thirty (30) trading days prior to but not including the Conversion Date.

          (c) The Maximum Base Price described in Section 2.1(b)(i) above and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1 (a) and 2.1(b), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

               A. Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or Holder. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or Holder after any such consolidation, merger, sale or conveyance.

               B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

               C. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater, or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

          (d) During the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

          2.2 Method of Conversion. This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof and Article 4. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the

Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

                                   ARTICLE III

                               REGISTRATION RIGHTS

          3.1 Registration Rights Granted. The Borrower hereby grants the following registration rights to the Holder.

          (a) In the event that the Registration Statement pursuant to 3.1(b) below is not declared effective by the SEC or is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective), on one occasion, for a period commencing 180 days after the date hereof, but not later than four (4) years after the date hereof (the "Request Date"), the Borrower, upon a written request therefor from the Holder (the shares issuable with respect to this Note, being, the "Registrable Securities"), shall prepare and file with the SEC a registration statement under the Securities Act covering the Registrable Securities which are the subject of such request, unless such Registrable Securities are the subject of an effective registration statement. As a condition precedent to the inclusion of Registrable Securities, the Holder shall provide the Borrower with such information as the Borrower reasonably requests. The obligation of the Borrower under this Section 3.1 shall be limited to one registration statement.

          (b) The Borrower shall file with the SEC no later than May 31, 2002 (the "Filing Date"), and use its reasonable commercial efforts to cause to be declared effective a registration statement within 90 days of the Filing Date in order to register the Registrable Securities for resale and distribution under the Securities Act (the "Effective Date"). The Borrower will register not less than a number of shares of Common Stock in the aforedescribed registration statement that is equal to 200% of the Registrable Securities at the Conversion Prices set forth in this Note, that would be in effect on the date hereof or the date of filing of such registration statement (employing the conversion price which would result in the greater number of Shares), assuming the conversion of 100% of the this Note. The Registrable Securities shall be reserved and set aside exclusively for the benefit of the Holder, and not issued, employed or reserved for anyone other than the Holder. Such registration statement will be promptly amended or additional registration statements will be promptly filed by the Borrower as necessary to register additional shares to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. Except the securities listed on Schedule ____ and securities contemplated with the Plus transaction, no securities of the Borrower other than the Registrable Securities will be included in the registration statement described in this Section 3.1(b) without the approval of the Holder.

          3.2 Registration Procedures. If and whenever the Borrower is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Act, the Borrower will, as expeditiously as possible:

          (a) prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided);

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the later of: (i) twelve months after the Maturity Date of this Note or (ii) four years after the date hereof, and comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Holder's intended method of disposition set forth in such registration statement for such period;

          (c) furnish to the Holder, and to each underwriter if any, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request to facilitate the public sale or their disposition of the securities covered by such registration statement;

          (d) use its best efforts to register or qualify the Holder's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Holder and in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided, however, that the Borrower shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Borrower is then listed;

          (f) immediately notify the Holder and each underwriter under such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Borrower has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

          (g) make available for inspection by the Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Holder or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Borrower, and cause the Borrower's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          3.3 Provision of Documents.

          (a) At the request of the Holder, provided a demand for registration has been made pursuant to Section 3.1(a), the Registrable Securities will be included in a registration statement filed pursuant to this Article 3.

          (b) In connection with each registration hereunder, the Holder will furnish to the Borrower in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Article 3 covering an underwritten public offering, the Borrower and the Holder agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Borrower's size and investment stature.

          3.4 Non-Registration Events. The Borrower and the Holder agree that the Holder will suffer damages if any registration statement required under
Section 3.1(a) above is not filed within 60 days after written request by the holder and not declared effective by the SEC within 180 days after such filing, and maintained in the manner and within the time periods contemplated by Article 3 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement described in
Section 3.1(a) is not filed within 60 days of such written request, or is not declared effective by the SEC on or prior to the date that is 180 days after such filing, or (ii) the registration statement described in Section 3.1(b) is not filed on or before the Filing Date or not declared effective on or before the sooner of the Effective Date, or within five days of receipt by the Borrower of a communication from the SEC that the registration statement described in
Section 3.1(b) will not be reviewed, or (iii) any registration statement described in Section 3.1(a) or (b) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 60 days in the aggregate per year but not more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in this Section 3.4 is referred to herein as a "Non-Registration Event"), then, for so long as such Non-Registration Event shall continue, the Borrower shall pay in cash as Liquidated Damages to each holder of any Registrable Securities an amount equal to one percent (1%) per month or part thereof during the pendency of such Non-Registration Event of the principal of this Note, whether or not converted, then owned of record by such holder or issuable as of or subsequent to the occurrence of such Non-Registration Event. Payments to be made pursuant to this Section shall be paid at the Borrower's option at the end of any such month in (x) cash by payment of immediately available funds or (y) by adding the aggregate amount us such Liquidated Damages to the principal amount of the Note. It shall be deemed a Non-Registration Event to the extent that all the Common Stock included in the Registrable Securities and underlying the Securities is not included in an effective registration statement as of and after the Effective Date at the conversion prices in effect from and after the Effective Date.

          3.5 Expenses. All expenses incurred by the Borrower in complying with
Article 3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Borrower, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes and fees of transfer agents are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holder beyond those included in Registration Expenses, are called "Selling Expenses."

          The Borrower will pay all Registration Expenses in connection with the registration statement under Article 3. All Selling Expenses in connection with each registration statement under Article 3 shall be borne by the Holder.

          3.6 Indemnification and Contribution.

          (a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to Article 3, the Borrower will indemnify and hold harmless Holder, each officer of Holder, each director of Holder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Holder, or such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement contained in any registration statement under which such Registrable Securities was registered under the Act pursuant to Article 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Borrower will not be liable in any such case if and to the extent that any such loss; claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Holder, the underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

          (b) In the event of a registration of any of the Registrable Securities under the Act pursuant to Article 3, the Holder will indemnify and hold harmless the Borrower, and each person, if any, who controls the Borrower within the meaning of the Securities Act, each officer of the Borrower who signs the registration statement and each director of the Borrower, against all losses, claims, damages or liabilities, joint or several, to which the Borrower or such officer or director may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Article 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Borrower and each such officer or director for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Holder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to Holder, as such, furnished in writing to the Borrower by Holder specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by the Holder under such registration statement bears to the total public offering price of all securities sold thereunder.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 3.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 3.6(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 3.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution in the event of joint liability under the Act in any case in which either (i) the Holder, or any controlling person of the Holder, makes a claim for indemnification pursuant to this Section 3.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Holder or controlling person of the Holder in circumstances for which indemnification is provided under this Section 3.6; then, and in each such case, the Borrower and the Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Holder is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement.

                                   ARTICLE IV

                             MECHANICS OF CONVERSION

          4.1 Mechanics of Conversion.

          (a) Upon the conversion of the Note or part thereof, the Borrower shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Borrower's transfer agent shall issue stock certificates in the name of the Holder (or its nominee) or such other persons as designated by the Holder and in such denominations to be specified representing the number of Conversion Shares. The Borrower warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Borrower's Common Stock and that the Conversion Shares issued will be unlegended, free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Conversion Shares, provided the Holder has notified the Borrower of the Holder's intention to sell the Conversion Shares and the Conversion Shares are included in an effective registration statement or are otherwise exempt from registration when sold.

          (b) Holder will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying or otherwise delivering an executed and completed notice of the number of shares to be converted to the Borrower (the "Notice of Conversion"). The Holder will not be required to surrender the Note until the Holder receives a certificate or certificates, as the case may be, representing the Conversion Shares or until the Note has been fully satisfied. Each date on which a Notice of

Conversion is telecopied or delivered to the Borrower in accordance with the provisions hereof shall be deemed a "Conversion Date." The Borrower will or will cause the transfer agent to transmit the Borrower's Common Stock certificates representing the shares issuable upon conversion of the Note (and a certificate representing the balance of the Notes not so converted, if requested by Holder) to the Holder via express courier for receipt by such Holder within five business days after receipt by the Borrower of the Notice of Conversion (the "Delivery Date").

          (c) The Borrower understands that a delay in the delivery of the Conversion Shares in the form required pursuant to this Article, or the Mandatory Redemption Payment described in Section 4.2 hereof, beyond the Delivery Date or Mandatory Redemption Payment Date (as defined in Section 4.2) could result in economic loss to the Holder. As compensation to the Holder for such loss, the Borrower agrees to pay late payments to the Holder for late issuance of the Conversion Shares in the form required pursuant to Article 4 hereof upon conversion of the Note or late payment of the Mandatory Redemption Payment, in the amount of $10 per business day after the Delivery Date or Mandatory Redemption Payment Date, as the case may be, for each $10,000 Note principal being converted or redeemed. The Borrower shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Borrower fails for any reason to effect delivery of the Conversion Shares by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Holder will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Borrower whereupon the Borrower and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice, except that late payment charges described above shall be payable through the date notice of revocation or rescission is given to the Borrower.

          (d) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum amount permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to a Holder and thus refunded to the Borrower.

          4.2 Mandatory Redemption. In the event the Borrower is unable to issue Conversion Shares on a Delivery Date or at any time when a Note is convertible, for any reason, then at the Holder's election, the Borrower must pay to the Holder five (5) business days after request by the Holder or on the Delivery Date (if requested by the Holder) a sum of money determined by multiplying the principal of the Note required to be converted and not so converted (or otherwise not convertible, as applicable) by 130%, together with accrued but unpaid interest thereon ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by the Holder on the same date as the Conversion Shares are otherwise deliverable or within five (5) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption

Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding.

          4.3 Maximum Conversion. Neither the Holder nor any other holder (including any Affiliate of the Holder) of all or a portion of the Note shall be entitled to convert that amount of a Note or Notes in connection with that number of shares of Common Stock which would result in the aggregate beneficial ownership after giving effect to all prior conversions of any portion of the Note by the Purchase or any Holder (including for this purpose all shares of Common Stock received or to be received upon conversion of the Note, even if such shares of Common Stock are no longer beneficially owned) by the Holder and any Holder as a group of more than 4.99% on a Conversion Date (as adjusted for stock splits, stock dividends, combinations or other recapitalizations). A Holder may void the conversion limitation described in this Section 4.3 upon an Event of Default under the Note. For the purposes of hereof, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this proviso is being made on a Conversion Date, which would result in beneficial ownership by the Holder of more than 4.99% of the outstanding shares of Common Stock of the Borrower on such Conversion Date. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with
Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. Subject to the foregoing, a Holder shall not be limited to aggregate conversions of only 4.99%. A Holder may void the conversion limitation described in this Section 8.3 upon 75 days prior notice to the Borrower or upon an Event of Default under the Note. A Holder may allocate which of the equity of the Borrower deemed beneficially owned by such Holder shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

          4.4 Injunction - Posting of Bond. In the event the Holder shall elect to convert the Note or part hereof, the Borrower may not refuse conversion for any reason, unless an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said Note shall have been sought and obtained and the Borrower posts a surety bond for the benefit of the Holder in the amount of 130% of the amount of the Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment.

          4.5 Buy-In. In addition to any other rights available to the Holder, if the Borrower fails to deliver to the Holder Conversion Shares by the Delivery Date and if after the Delivery Date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Common Stock which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Borrower shall pay in cash to the Holder (in addition to any remedies available to or elected by such Holder) the amount by which (A) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note, for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of Note principal and/or interest, the Borrower shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Borrower written notice indicating the amounts payable to the Holder in respect of the Buy-In.

          4.6 NASDAQ Approval. The Borrower and the Holder agree that until the Borrower either obtains shareholder approval of the issuance of the Securities, or an exemption from NASDAQ's corporate governance rules as they may apply to the Securities, and an opinion of counsel reasonably acceptable to the Holder that NASDAQ's corporate governance rules do not conflict with nor may result in a delisting of the Borrower's common stock from the National Market (the "Approval") upon the conversion of the Notes, the Holder may not receive upon conversion of the Notes more than the number of common shares greater than 19.9% of the shares of Borrower's common stock outstanding on the Closing Date. The Borrower covenants to use its best efforts to obtain the Approval required pursuant to the NASDAQ's corporate governance rules to allow conversion of this Note and interest thereon within 90 days of written request by the Holder (the "Trigger Date"). The Borrower further covenants to use its best efforts to file the preliminary proxy statement relating to the Approval with the Commission on or before thirty days after the Trigger Date ("Proxy Filing Date"). The Borrower further covenants to use its best efforts to obtain the Approval no later than ninety days after the Trigger Date ("Approval Date"). The Borrower's failure to
(i) file the proxy on or before the Proxy Filing Date; or (ii) the Borrower's failure to obtain the Approval on or before the Approval Date (each being an "Approval Default") shall be deemed an Event of Default under the Note, but only to the extent that the Note and interest thereon may not be converted due to the Borrower's failure to obtain such Approval.

                                    ARTICLE V

                                EVENT OF DEFAULT

          The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:

          5.1 Failure to Pay Principal or Interest. The Borrower fails to pay any installment of principal or interest hereon or on any other promissory note issued pursuant to the Purchase Agreement, when due, a notice to cure the default is provided by the Holder to the Borrower and such failure continues for a period of five (5) days after such notice is provided.

          5.2 Breach of Covenant. The Borrower breaches any material covenant or other term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of seven (7) days after written notice to the Borrower from the Holder.

          5.3 Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, in the Purchase Agreement, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading.

          5.4 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

          5.5 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

          5.6 Delisting. Delisting of the Common Stock from all Principal Markets or the Borrower's failure to comply with the conditions for such listings.

          5.7 Stop Trade. An SEC stop trade order or Principal Market trading suspension separately for the Common Stock lasting for longer than 48 hours.

          5.8 Failure to Deliver Common Stock or Replacement Note. The Borrower's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note, or if required a replacement Note.

          5.9 Registration Default. The occurrence of a Non-Registration Event as described in Section 3.4 of the Note.

          5.10 Approval Default. The occurrence of an Approval Default as described in Section 4.6 of the Note.

          5.11 Default Under Related Agreement. An Event of Default occurs under and as defined in any one or more of the following agreements which is not cured during any applicable cure or grace period: the Accounts Receivable Purchase Agreement dated as of the date hereof between Borrower, Holder and certain of the Borrower's Subsidiaries, as such agreement maybe amended, modified and supplemented from time to time.

                                   ARTICLE VI


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

                                  MISCELLANEOUS

          6.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          6.2 Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower at the address as set forth on the signature page to the Purchase Agreement executed in connection herewith and a copy to the Law Offices of Jeffrey D. Marks PC, attention Jeffrey D. Marks, 415 Clifton Avenue, Clifton, New Jersey 07012, facsimile number (973) 253-8858, and to the Holder at the address set forth on the signature page to the Purchase Agreement for such Holder, with a copy to Daniel M. Laifer, Esq., 152 West 57th Street, 4th Floor, New York, New York 10019, facsimile number (212) 541-4434, or at such other address as the Borrower or the Holder may designate by ten days advance written notice to the other parties hereto. A Notice of Conversion shall be deemed given when made to the Borrower pursuant to the Purchase Agreement.

          6.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

          6.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns.

          6.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

          6.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note.

          6.7 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

          6.8 Security Interest. The holder of this Note has been granted a security interest in accounts receivable of the Borrower, as more fully described in a Accounts Receivable Purchase Agreement.

          6.9 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its name by its Chief Executive Officer on this __ day of February, 2002.

                                             VERTEX INTERACTIVE, INC.


                                             By: [Signature Illegible]
                                                 -------------------------------

WITNESS:


[Signature Illegible]
-----------------------------

                              NOTICE OF CONVERSION

(To be executed by the Holder in order to convert the Note)

     The undersigned hereby elects to convert $__________ of the principal and $_____________ of the interest due on the Note issued by VERTEX INTERACTIVE, INC. on February 27, 2002 into Shares of Common Stock of VERTEX INTERACTIVE, INC. (the "Borrower") according to the conditions set forth in such Note, as of the date written below.


Date of Conversion:_____________________________________________________________

Conversion Price:_______________________________________________________________

Shares To Be Delivered:_________________________________________________________

Signature:______________________________________________________________________

Print Name:_____________________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________


                                       17